As filed with the SEC on February 12, 2021

1933 Act Registration File No. __________

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

⬜ Pre-Effective Amendment No. ____	⬜ Post-Effective Amendment No. ____
(Check appropriate box or boxes)

VICTORY PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(Address of Principal Executive Office)

(877) 660-4400

(Area Code and Telephone Number)

Copy to:

Christopher K. Dyer	Jay G. Baris
Victory Portfolios	Sidley Austin LLP
4900 Tiedeman Road, 4th Floor	787 Seventh Avenue
New York, New York, 10019
Brooklyn, Ohio 44144

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Shares of beneficial interest, $0.001 par value.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

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The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund

Dear Shareholder:

A meeting of shareholders (the "Meeting") of THB Asset Management MicroCap Fund (the "Acquired Fund" or the "THB Fund"), a series of The Advisors' Inner Circle Fund ("AIC Trust") has been scheduled for [ ], 2021 at [ ] a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic (COVID-19), the Meeting will be held in virtual conference call format only.

The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the "Agreement")
under which the Acquired Fund will reorganize (the "Reorganization") into Victory THB US Small Opportunities Fund, a newly created series (the "Acquiring Fund") of Victory Portfolios (the "Acquiring Trust"), a registered investment company advised by
Victory Capital Management Inc. ("Victory Capital"). If approved by shareholders, the Reorganization is proposed to close in [	].

The Reorganization is recommended in connection with the purchase by Victory Capital of certain assets and liabilities of the Acquired Fund's investment adviser, Thomson Horstmann & Bryant, Inc. ("THB"), from its current shareholders (the "Transaction"). The closing of the Transaction occurred on February [ ], 2021. Upon the closing of the Transaction, the investment professionals of THB who managed the Acquired Fund became employees of Victory Capital and have continued to manage the Acquired Fund uninterrupted under an interim investment advisory agreement approved by the Board of Trustees of the AIC Trust (the "AIC Board") pending shareholder approval of the Reorganization.

If shareholders of the Acquired Fund approve the Agreement described in the accompanying materials, they will become shareholders of the Acquiring Fund with Victory Capital as the investment adviser. The investment objective of the Acquiring Fund will be identical to that of the Acquired Fund and the principal investment strategies, investment process and principal risks of the Acquiring Fund will be substantially similar to those of the Acquired Fund. Victory Capital will employ the Acquired Fund's current THB investment management team to manage the Acquiring Fund after the Reorganization. No material change in the day-to-day portfolio management of the Acquired Fund is expected as a result of the Reorganization.

The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code. Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the combined prospectus/proxy statement.

No sales charges (including contingent deferred sales charges) will be assessed on shares of the Acquiring Fund received by Acquired Fund shareholders as a result of the Reorganization. In addition, Victory Capital has agreed to contractually limit the Acquiring Fund's total operating expenses for all classes of shares so that, on a net basis, such expenses are expected to be no greater than the Acquired Fund's current operating expenses for at least two years following the closing of the Reorganization (the "expense limitation agreement"). Accordingly, as described in more detail in the combined proxy statement/prospectus, it is expected that the expenses associated with investing in the Acquiring Fund will be the same as the current expenses associated with investing in the Acquired Fund for at least two years following the Reorganization. The Acquiring Fund may experience higher total operating expenses after that date if the expense limitation agreement is not renewed.

The AIC Board believes that approval of the Reorganization is in the best interests of the Acquired Fund. Accordingly, the AIC Board recommends that you vote in favor of the Agreement related to the =Reorganization of the Acquired Fund into the Acquiring Fund.

Detailed information about the proposed Reorganization and the reasons for the AIC Board's approval of the Agreement are contained in the enclosed combined prospectus/proxy statement.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

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To vote by telephone:

(1)Read the combined prospectus/proxy statement and have the enclosed proxy card at hand.

(2)Call the toll-free number that appears on the enclosed proxy card.

(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by Internet:

(1)Read the combined prospectus/proxy statement and have the enclosed proxy card at hand.

(2)Go to the website that appears on the enclosed proxy card.

(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

It is very important that you vote and that your voting instructions be received no later than the close of business on [ ], 2021, whether or not you plan to attend the shareholder meeting virtually via conference call. Whichever method you choose, please read the enclosed combined prospectus/proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards or record separate votes via telephone or the Internet for each of your accounts. We have provided return envelopes for each proxy card, which require no postage if mailed in the United States.

Thank you for taking the time to consider this important Reorganization proposal and for your continuing investment in the THB Fund. If you have any questions regarding the proposed Reorganization to be voted on, please do not hesitate to call our proxy information line at [ ]. Representatives are available to answer your call Monday through Friday [ ] a.m. to [ ] p.m. Eastern Time and Saturday [ ] p.m. to [ ] p.m. Eastern Time.

Sincerely,

[ ], 2021

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NOTICE OF MEETING OF SHAREHOLDERS

The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund

To be held [ ], 2021

A Meeting of Shareholders (the "Meeting") of THB Asset Management MicroCap Fund (the "Acquired Fund"), a separate series of The Advisors' Inner Circle Fund ("AIC Trust"), will be held on [ ], 2021 at [ ] a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic (COVID-19), the Meeting will be held in virtual conference call format only. At the Meeting, shareholders of the Acquired Fund will consider the following proposal with respect to the Acquired Fund:

•To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIC Trust, individually and on behalf of the Acquired Fund, Victory Portfolios, individually and on behalf of the Victory THB US Small Opportunities Fund (the "Acquiring Fund"), Thomson Horstmann & Bryant, Inc. and Victory Capital Management Inc., providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, in exchange for Class A shares and Class I shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of Investor Class shares and Institutional Class shares, respectively, of the Acquired Fund; and (c) the liquidation and termination of the Acquired Fund.

Please carefully read the enclosed combined prospectus/proxy statement. It discusses the proposal in more detail.

While shareholders are encouraged to cast their proxy vote prior to the Meeting date so that the Acquired Fund may reach a quorum, if you were a shareholder of the Acquired Fund as of the close of business on [ ], 2021, you may attend the Meeting via conference call. If you wish to attend the Meeting via conference call, please send an email [ ]. Please use the e-mail subject line "THB Meeting", and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than [ ] a.m. Eastern Time, on [ ].

If you attend the Meeting via conference call, you will have the opportunity to (i) participate in the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain

a legal proxy from your broker of record. Legal proxies must be submitted to [	] by 1:00 p.m., Eastern Time, on [ ], 2021.

If you are unable to attend the Meeting either via conference call, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote prior to or at the Meeting even though a proxy has already been returned by providing written notice to the AIC Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting during the course of the Meeting.

The Board of Trustees of AIC Trust recommends that you vote FOR the proposed Reorganization of the Acquired Fund into the Acquiring Fund.

By order of the Board of Trustees

[	]
[	] , 2021

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The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

[ ], 2021

This is a brief overview of the reorganization proposed for the THB Asset Management MicroCap Fund. We encourage you to read the full text of the enclosed combined prospectus/proxy statement.

Q: Why am I being asked to vote?

As announced on November 4, 2020, Victory Capital Management Inc. ("Victory Capital") entered into an agreement to acquire certain assets, intellectual property, books & records, and liabilities of Thomson Horstmann & Bryant, Inc. ("THB"), the investment adviser to the THB Asset Management MicroCap Fund ("Acquired Fund"), a series of The Advisors' Inner Circle Fund (the "AIC Trust"), from its current shareholders (the "Transaction"). The closing of the Transaction occurred on February [ ], 2021. Upon the closing of the Transaction, the investment professionals of THB who managed the Acquired Fund became employees of Victory Capital and have continued to manage the Acquired Fund uninterrupted under an interim investment advisory agreement approved by the Board of Trustees of the AIC Trust (the "AIC Board") pending shareholder approval of the reorganization of the Acquired Fund into the Victory THB US Small Opportunities Fund (the "Acquiring Fund"), a series of Victory Portfolios (the "Acquiring Trust"), as described in the enclosed combined prospectus/proxy statement (the "Reorganization").

The Reorganization is being proposed as part of the plans to integrate the investment advisory business of THB into Victory Capital. As a shareholder of the Acquired Fund, you are being asked to vote on the Reorganization.

Q: What is a fund reorganization?

Mutual funds are required to seek shareholder approval for certain kinds of transactions, like the Reorganization. A fund reorganization involves one fund (referred to in this combined prospectus/proxy statement as the Acquired Fund) transferring all of its assets to another fund (referred to in this combined prospectus/proxy statement as the Acquiring Fund) solely in exchange for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities. Following the Reorganization, shareholders of the Acquired Fund will be shareholders of the Acquiring Fund and hold the same aggregate value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the Reorganization. (The Acquired Fund and the Acquiring Fund are referred to individually or collectively as a "Fund" or the "Funds," respectively.)

If shareholders of the Acquired Fund approve the Reorganization and the other closing conditions are met, your shares of the Acquired Fund will, in effect, be converted into shares of the Acquiring Fund with the same aggregate net asset value as the Acquired Fund shares at the time of the Reorganization. The number and value of Acquiring Fund shares you will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares you held immediately prior to the Reorganization.

We encourage you to read the full text of the enclosed combined prospectus/proxy statement to obtain a more detailed understanding of the matters relating to the proposed Reorganization.

Q: Is my vote important?

Yes, absolutely! While the AIC Board has reviewed the proposed Reorganization for the Acquired Fund and recommends that you approve it, the proposal cannot go forward without the approval of shareholders of the Acquired Fund. The Acquired Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached and may continue to contact you thereafter.

Q: How will the Reorganization benefit the Acquired Fund and its shareholders?

Victory Capital and THB believe the Reorganization will benefit the Acquired Fund and their shareholders by offering them, among other things:

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•the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Fund;

•the ability to invest in a fund with an identical investment objective and substantially similar principal investment strategies and investment process as the Acquired Fund;

•opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of Victory Capital's distribution capabilities;

•anticipated total operating expenses for all classes of shares that, on a net basis pursuant to a contractual Victory Capital expense limitation agreement, are expected to be no greater than the current operating expenses of the Acquired Fund for at least two years following the closing of the Reorganization, although, after that date, the Acquiring Fund's total expenses may increase if the contractual Victory Capital expense limitation agreement is not renewed; and

•the ability to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Fund over the longer term.

Q:How will the Reorganization work?

As a result of the Reorganization, shareholders of the Acquired Fund will become owners of shares of the Acquiring Fund with the same value as the shares of the Acquired Fund that they held prior to the Reorganization. More specifically, the Reorganization provides that each class of shares of the Acquired Fund will transfer all of its assets to the Acquiring Fund solely in exchange for shares of the class of that Acquiring Fund designated as follows:

Acquired Fund	Acquiring Fund
Class	Class
Investor Class	Class A
Institutional Class	Class I

The Acquiring Fund will assume all of the liabilities of the Acquired Fund. Under the Reorganization, the Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders in cancellation of such shareholders' proportional interests in the Acquired Fund.

Q:Will there be any changes to the Acquired Fund's investment program or portfolio management team as a result of the Reorganization?

No. Victory Capital employs the Acquired Fund's current investment management team to manage the Acquiring Fund in accordance with an identical investment objective and substantially similar principal investment strategies, investment process and principal risks to that of the Acquired Fund. No material change in the investment program or change in the day-to-day portfolio management of the Acquired Fund is expected as a result of the Reorganization.

Q: Are there any other significant differences in the management of the Acquired Fund and the Acquiring Fund?

The investment advisory services to be provided by Victory Capital to the Acquiring Fund under the Acquiring Fund's investment advisory agreement are similar to the investment advisory services provided by THB to the Acquired Fund under the investment advisory agreement between the AIC Trust and THB prior to the Transaction.

Under the Acquiring Fund's investment advisory agreement, Victory Capital may retain the services of an investment sub- adviser provided certain conditions are met.

The Acquiring Fund has obtained a "manager of managers" exemptive order from the Securities and Exchange Commission ("SEC") granting relief from certain requirements relating to the hiring of investment sub-advisers (the "Victory order"). The Victory order permits the Acquiring Trust's Board of Trustees, subject to certain conditions, to approve a sub-adviser and modify any existing or future sub-advisory agreement with such sub-advisers at any time without shareholder approval. The Acquired Fund has not received comparable exemptive relief and would, therefore, be required to obtain shareholder approval to appoint a new sub-adviser in most cases.

Use of the manager of managers structure in reliance on the Victory order has been approved by the initial shareholder of the Acquiring Fund, although Victory Capital does not currently intend to recommend any changes to the Acquiring Fund's management in reliance on the Victory order.

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Please see the section entitled "Additional Information About the Reorganization and the Proposal—Manager of Managers Structure—Victory Funds" in the combined prospectus/proxy statement for more information.

Q:Will there be any changes to the options or services associated with my shareholder account as a result of the Reorganization?

No. Most account-level features and options such as dividend distributions, dividend diversification, automatic investment plans and systematic withdrawals will automatically carry over from accounts in the Acquired Fund to accounts in the Acquiring Fund.

Q:Will there be any differences in the types of fees or charges associated with my investment as a result of the Reorganization?

Yes, there will be differences in the types of fees or charges associated with both the Investor Class and Institutional Class shares of the Acquired Fund as compared to the corresponding series in the Acquiring Fund as summarized below:

•The Investor Class and Institutional Class shares of the Acquired Fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase; no such fee is charged by the Class A or Class I shares of the Acquiring Fund.

•The Investor Class of the Acquired Fund is subject to a shareholder servicing fee of up to 0.25% (currently, 0.20%); while no such fee is charged to the Class A shares of the Acquiring Fund, the Class A shares do pay amounts to third- parties for shareholder services pursuant to separately negotiated agreements entered into with those third parties on behalf of the Acquiring Fund. These amounts may be more or less than 0.20% annually, though Victory Capital does not expect the difference to be material.

•Class A shares of the Acquiring Fund are generally subject to a front-end sales charge of up to 5.75% and may be subject to a contingent deferred sales charge ("CDSC"). The Investor Class and Institutional Class shares of the Acquired Fund are not subject to any front-end sales charge or CDSC. No such sales charges will apply to Class A shares received in connection with the Reorganization. However, any new investments by existing Investor Class shareholders after the Reorganization will be subject to a load unless the applicable shareholder or account qualifies for a reduced rate or waiver.

Q:Are there direct costs or U.S. federal income tax consequences of the Reorganization?

No. The direct costs associated with the Reorganization will be borne by Victory Capital and not by the shareholders of the Funds. The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code (the "Code"). Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled "Additional Information About the Reorganization and the Proposal—Material U.S. Federal Income Tax Consequences of the Reorganization."

It is not anticipated that portfolio assets of the Acquired Fund will be sold by the Acquired Fund or the Acquiring Fund in connection with the Reorganization to a significant extent, if at all. If any portfolio assets are sold, the actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the applicable Fund's tax basis in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this combined prospectus/proxy statement relates only to the federal income tax consequences of the Reorganization.

Q: If approved, when will the Reorganization happen?

If approved by shareholders, the Reorganization will take place as soon as practicable following shareholder approval of the Reorganization, subject to satisfaction of customary closing conditions and consents, including receipt by the Funds of an opinion of tax counsel substantially to the effect that the Reorganization will be a tax-free "reorganization" under Section 368(a) of the Code and that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization. The Reorganization is expected to be completed on or about [ ], 2021.

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Q: What will happen if the Reorganization is not approved?

If the shareholders of the Acquired Fund do not approve the Reorganization within 150 days of the close of the Transaction, then the interim advisory agreement between the AIC Trust and Victory Capital with respect to the Acquired Fund will terminate. At that point, the AIC Board may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) extending the term of the interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Q: How does my Board recommend that I vote?

After careful consideration, the AIC Board recommends that you vote FOR the Reorganization of the Acquired Fund.

Q: How can I vote?

You can vote in one of four ways:

•By telephone (call the toll free number listed on your proxy card)

•By internet (log on to the internet site listed on your proxy card)

•By mail (using the enclosed postage prepaid envelope)

•Via conference call during the course of the shareholder meeting scheduled to occur at [ ] on [ ], 2021]

If you plan to attend the Meeting via conference call, you will have the opportunity to (i) participate in the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker- dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record.

The deadline for voting by telephone or internet is close of business on [ ], 2021. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Whom should I call if I have questions?

If you have questions about the proposal described in the combined prospectus/proxy statement or about voting procedures, please call the Acquired Fund's proxy solicitor, [ ], toll-free at [ ]. You may obtain a copy of the Acquired Fund's annual report for the fiscal year ended October 31, 2021, without charge. Please direct any such requests by e-mail to [ ], by telephone to [ ], by writing to the AIC Trust at [ ] or by downloading from [ ].

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The information in this Combined Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [ ], 2021

The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund ("Acquired Fund")

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(855) THB-FUND

Victory Portfolios

Victory THB US Small Opportunities Fund ("Acquiring Fund")

c/o Victory Capital Management Inc.

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(800) 539-3863

COMBINED PROSPECTUS/PROXY STATEMENT

[	], 2021

This document is a proxy statement for the Acquired Fund and a prospectus for the Acquiring Fund. The address and telephone number of the Acquired Fund is One Freedom Valley Drive, Oaks, Pennsylvania 19456, and 1-855-THB-FUND. This combined prospectus/proxy statement and the enclosed proxy card are first mailed to shareholders of the Acquired Fund beginning on or about [ ], 2021. This combined prospectus/proxy statement contains information you should know before voting on the following proposal with respect to the Acquired Fund, as indicated below. You should read this document carefully and retain it for future reference.

At the Meeting, shareholders will consider whether, with respect to the Acquired Fund:

•To approve an Agreement and Plan of Reorganization (the "Agreement") by and among The Advisors' Inner Circle Fund (the "AIC Trust"), individually and on behalf of the Acquired Fund, Victory Portfolios (the "Acquiring Trust"), individually and on behalf of the Acquiring Fund, Thomson Horstmann & Bryant, Inc. ("THB") and Victory Capital Management Inc. ("Victory Capital") providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, in exchange for Class A shares and Class I shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of Investor Class shares and Institutional Class shares, respectively, of the Acquired Fund; and (c) the liquidation and termination of the Acquired Fund.

The proposal will be considered by shareholders who owned shares of the Acquired Fund at a meeting of shareholders (the "Meeting") that will be held virtually via conference call on [ ], 2021 at [ ] a.m. Eastern Time.

Each of the Acquired Fund and the Acquiring Fund (each a "Fund" and collectively, the "Funds") is a registered open-end management investment company (or a series thereof).

The Board of Trustees of AIC Trust (the "AIC Board") recommends that shareholders of the Acquired Fund vote FOR the reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Agreement (the "Reorganization"). If shareholders of the Acquired Fund fail to approve the Reorganization, the AIC Board will consider what other actions, if any, may be appropriate.

Where to Get More Information

A form of the Agreement is attached at Exhibit A to this combined prospectus/proxy statement.

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this combined prospectus/proxy statement by reference:

AIC Trust (SEC file No. 033-43484)

•the prospectus of the Acquired Fund, dated March 1, 2021, as supplemented through the date of this combined prospectus/proxy statement;

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•the Statement of Additional Information of AIC Trust relating to the Acquired Fund, dated March 1, 2021, as supplemented through the date of this combined prospectus/proxy statement; and

•the Annual Report to Shareholders of the Acquired Fund (the "Annual Report"), for the fiscal year ended October 31, 2020.

This combined prospectus/proxy statement sets forth concisely the information shareholders of the Acquired Fund should know before voting on the proposed reorganization of the Acquired Fund into the Acquiring Fund, and constitutes an offering of shares of the Acquiring Fund being issued in such reorganization. Please read it carefully and retain it for future reference.

For a free copy of any of the documents listed above and/or to ask questions about this combined prospectus/proxy statement, please call the Acquired Fund's proxy solicitor toll free at [ ].

Additional information contained in a Statement of Additional Information (the "SAI") relating to this combined prospectus/proxy statement, as required by the SEC, is on file with the SEC. The SAI is also available without charge, upon request by calling the toll free number set forth above for THB or by writing to THB at the address set forth above. The SAI, dated [ ], 2021, is incorporated by reference into this combined prospectus/proxy statement.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, prospectus/proxy statement materials and other information with the SEC. These reports, prospectus/proxy statement materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC's website at www.sec.gov.

Please note that investments in the Acquiring Fund are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that the Acquiring Fund will achieve its investment objectives.

The SEC has not approved or disapproved these securities or passed on the adequacy of this combined prospectus/proxy statement. Any representation to the contrary is a criminal offense.

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SUMMARY OF THE REORGANIZATION PROPOSAL

This combined prospectus/proxy statement is being used by the Acquired Fund to solicit proxies to vote at the Meeting. Shareholders of the Acquired Fund will consider a proposal to approve the Agreement providing for the Reorganization of the Acquired Fund into Acquiring Fund.

The following is a summary. More complete information appears later in this combined prospectus/proxy statement. You should carefully read the entire combined prospectus/proxy statement and the exhibits because they contain details that are not included in this summary.

How the Reorganization Will Work

If approved by shareholders and all other closing condition have been satisfied:

•The Acquired Fund will transfer all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund (the "Reorganization Shares") and the assumption by the Acquiring Fund of all of the Acquired Fund's liabilities.

•The Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Acquired Fund, less the liabilities it assumes from the Acquired Fund. The number and value of Acquiring Fund shares the Acquired Fund shareholder will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization.

•The direct and indirect reasonable expenses and the reasonable out-of-pocket costs associated with the Reorganization (but not any portfolio transaction costs incurred in connection with the sale of any of the Acquired Fund's portfolio securities before or after the closing of the Reorganization) will be borne by Victory Capital and not by the shareholders of the Funds.

•The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code (the "Code"). Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled "Additional Information About the Reorganization and the Proposal—Material U.S. Federal Income Tax Consequences of the Reorganization."

•After the Reorganization is completed, Acquired Fund shareholders will be shareholders of the Acquiring Fund, and the Acquired Fund will be dissolved.

Comparison of the Acquired Fund and Acquiring Fund

•Τhe Acquired Fund and the Acquiring Fund have identical investment objectives.

•The principal investment strategy and principal risks of the Acquiring Fund are substantially similar to those of the Acquired Fund, except for certain differences which are described in further detail in the section entitled "Comparison of the Acquired Fund and Acquiring Fund—Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks." Such differences are not expected to result in material differences in the manner in which the Funds are managed.

•The Reorganization contemplates that Investor Class and Institutional Class shares of the Acquired Fund will be reorganized into the Class A and Class I shares, respectively, of the Acquiring Fund. Class A and Class I shares of the Acquiring Fund offer similar distribution and/or shareholder servicing (Rule 12b-1) fees, investor eligibility requirements and other features as the corresponding class of Acquired Fund except that Class A shares are subject to a front-end sales charge (load) and a contingent deferred sales charge ("CDSC") in certain circumstances. However, no front-end sales charge or CDSC will be assessed on Class A shares received by Investor Class shareholders as a result of the Reorganization. Any future purchases of Class A shares will be subject to a load unless they qualify for a reduced sales charge or waiver, as described in Exhibit D. No sales charges (including CDSC) will be imposed on the Class I shares of the Acquiring Fund issued in connection with the Reorganization or on future purchases of such class of shares.

•The Funds will have similar policies for buying and selling shares. However, there are some differences, including:

oThe Acquiring Fund does not impose a redemption fee. Investor Class and Institutional Class shares of the Acquired Fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase.

oThe Investor Class of the Acquired Fund is subject to a shareholder servicing fee of up to 0.25% (currently, 0.20%); while no such fee is charged to the Class A shares of the Acquiring Fund, the Class A shares do pay amounts to third- parties for shareholder services pursuant to separately negotiated agreements entered into with those third parties on behalf of the Acquiring Fund. These amounts may be more or less than 0.20% annually, though Victory Capital does not expect the difference to be material.

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oClass A shares of the Acquiring Fund are generally subject to a front-end sales charge of up to 5.75% and may be subject to a contingent deferred sales charge ("CDSC"). The Investor Class and Institutional Class shares of the Acquired Fund are not subject to any front-end sales charge or CDSC. No such sales charges will apply to Class A shares received in connection with the Reorganization. However, any new investments by existing Investor Class shareholders after the Reorganization will be subject to a load unless the applicable shareholder or account qualifies for a reduced rate or waiver.

•The Acquired Fund and the Acquiring Fund will have the same policies with respect to dividends and distributions.

•The Acquired Fund and the Acquiring Fund will have the same tax treatment of distributions.

•The investment advisory fee of the Acquiring Fund, 1.15%, is lower than that of the Acquired Fund, 1.25%.

•Many contractual fees and expenses relating to the operations of the Acquired Fund, such as custody and administration costs, differ between the Funds. Other categories of fees and expenses, such as blue sky registration costs, are not expected to differ materially between the Acquiring Fund and Acquired Fund. However, due to difference in the Funds' expense allocation methodologies, amounts allocated between the various share classes may result in a difference in the amounts of these expenses between the share classes of the two Funds. This difference is most notable for the "Other Expenses" relating to the Investor Class and Class A, in part because the Investor Class shares has a relatively small amount of assets under management. Victory Capital has informed the AIC Board that it will look for opportunities to achieve economies of scale through growth in assets and by leveraging the bargaining power associated with the Victory Funds' larger asset base.

•Victory Capital has contractually agreed to limit expenses and/or waive fees for the Acquiring Fund so that, for a two-year period following the Reorganization, the Acquiring Fund's total expenses, after waivers, will not exceed the levels that apply under THB's current contractual expense limitation in place for the Acquired Fund. Following that two-year period, the Acquiring Fund's total expenses may increase if the Victory Capital expense limitation agreement is not renewed.

U.S. Federal Income Tax Consequences

The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Code and will not take place unless the Acquired Fund and Acquiring the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled "Material U.S. Federal Income Tax Consequences of the Reorganization." Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization.

It is not anticipated that portfolio assets of the Acquired Fund will be sold by the Acquired Fund or the Acquiring Fund in connection with the Reorganization to a significant extent, if at all. If any portfolio assets are sold, the actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the applicable Fund's tax basis in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the Reorganization, a shareholder may redeem shares of the Acquired Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Acquired Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Acquired Fund shareholders' aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders' Acquired Fund shares, and the Acquired Fund shareholders' holding period in the Reorganization Shares is expected to include the shareholders' holding period in the Acquired Fund shares.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this combined prospectus/proxy statement relates only to the federal income tax consequences of the Reorganization.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled "Material U.S. Federal Income Tax Consequences of the Reorganization."

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COMPARISON OF THE ACQUIRED FUND AND ACQUIRING FUND

Fees and Expenses. Set forth below is a comparison of the Acquired Fund's and the Acquiring Fund's fees and expenses. Shareholders of the Acquired Fund and the Acquiring Fund indirectly pay various expenses because each Fund pays fees and expenses that reduce the return on their investment. The tables below describe (1) the current fees and expenses for the Acquired Fund; (2) the estimated fees and expenses for the Acquiring Fund for its current fiscal year; and (3) the pro forma fees and expenses of the Acquiring Fund on a combined basis after giving effect to the Reorganization. Only pro forma information is provided for the Acquiring Fund since the Acquiring Fund will not commence operations until its Reorganization is completed. Pro forma information reflects estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund. Actual expenses for the Acquiring Fund may differ from those shown.

With respect to the Acquiring Fund, you may pay other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Exhibit D to this combined prospectus/proxy statement and from your financial intermediary.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. Pursuant to an expense limitation agreement (the "Victory Expense Limitation Agreement"), Victory Capital has contractually agreed to limit expenses and/or waive fees for the Acquiring Fund so that, for a two-year period following the Reorganization, the Acquiring Fund's total expenses, after waivers, will not exceed the levels that apply under THB's contractual expense limitation in place for the Acquired Fund (the "THB Expense Limitation Agreement"), although the Acquiring Fund may experience higher total operating expenses after that date unless the Victory Expense Limitation Agreement is continued.

Under the terms of the Victory Expense Limitation Agreement with respect to the Acquiring Fund, Victory Capital may recoup waived advisory fees and reimbursed expenses for up to three years after the fiscal year in which the waiver or reimbursement took place, including any amounts that would be eligible for recoupment under the terms of the THB Expense Limitation Agreement, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Victory Capital has agreed to pay the direct and indirect reasonable expenses and the reasonable out-of-pocket costs associated with the Reorganization (but not any portfolio transaction costs incurred in connection with the sale of any of the Acquired Fund's portfolio securities before or after the closing of the Reorganization). The Acquired Fund, the Acquiring Fund and their shareholders will not bear any direct expenses associated with the Reorganization.

Investment Objectives, Principal Investment Strategies, Principal Risks, Management Team and Performance. Set forth below is a comparison of the Acquired Fund's and the Acquiring Fund's investment objectives, principal investment strategies, and principal risks, as well as information about the investment management team. In addition, the performance information relating to the Acquired Fund is set forth below.

•Since the Acquiring Fund was established for the sole purpose of effecting the Reorganization, the investment objective of the Acquiring Fund is identical to that of its Acquired Fund. Similarly, the principal investment strategies and principal risks of the Acquiring Fund are substantially similar to those of the Acquired Fund as further described in further detail in the section entitled "Comparison of the Acquired Fund and Acquiring Fund—Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks."

•The Acquired Fund and Acquiring Fund are subject to fundamental investment policies and limitations that are substantially similar. A "fundamental" investment policy and limitation is one that may not be changed without a shareholder vote. Each Fund's fundamental and non-fundamental investment policies are set forth in Exhibit B.

•The same portfolio management team that has managed the Acquired Fund prior to the Reorganization (who was previously employed by THB prior to the close of the Transaction with Victory Capital) is expected to continue managing the Acquiring Fund after the Reorganization as employees of Victory Capital.

•Performance information for the Acquired Fund is available in the Acquired Fund's prospectus dated March 1, 2021. Past performance is no guarantee of future results. Because the Acquiring Fund has not commenced operations prior to the date of this combined prospectus/proxy statement, no performance is available. Since the Acquired Fund will be considered the accounting survivor of the Reorganization, the Acquiring Fund is expected to assume the performance history of the Acquired Fund at the closing of the Reorganization.

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Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from the investment)
THB Asset Management MicroCap Fund (Current)		Institutional
(Acquired Fund)	Investor Class	Class
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the
lower of sale proceeds or the original offering price)	None	None

Victory THB US Small Opportunities Fund (Pro Forma)

(Acquiring Fund)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)

Class A	Class I

5.75%None

None1None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of the investment):

THB Asset Management MicroCap Fund (Current)		Institutional
(Acquired Fund)	Investor Class	Class
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.73%	0.53%
Shareholder Servicing Fee	0.20%	None
Other Operating Expense	0.53%	0.53%
Total Annual Fund Operating Expenses2	2.23%	1.78%
Fee Waiver/Expense Reimbursement2	(0.53)%	(0.53)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement2	1.70%	1.25%
Victory THB US Small Opportunities Fund (Pro Forma)
(Acquiring Fund)	Class A	Class I
Management Fees	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses3	4.04%	0.17%
Total Annual Fund Operating Expenses 4	5.44%	1.32%
Fee Waiver/Expense Reimbursement4	(3.74)%	(0.07)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement4	1.70%	1.25%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section entitled Choosing a Share Class in Exhibit D.

2Thomson Horstmann & Bryant, Inc. ("THB") has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Acquired Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and nonroutine expenses (collectively, "excluded expenses")) from exceeding 1.25% of the average daily net assets of each of the Fund's share classes until March 29, 2022 (the "expense cap"). In addition, THB may receive from the Acquired Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three- year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the AIC Trust, for any reason at any time; or (ii) by THB, upon ninety (90) days' prior written notice to the AIC Trust, effective as of the close of business on March 29, 2022.

3"Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year.

4Victory Capital Management Inc. the Acquiring Fund's investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.70% and 1.25% of the Acquiring Fund's Class A and I shares, respectively through at least [April 30, 2023]. Victory Capital is permitted to recoup advisory

ACTIVE 264283945v.8

fees waived and expenses reimbursed by it or by THB with respect to the Acquired Fund under the expense limitation agreement described in footnote 2 prior to the Acquired Fund's reorganization into the Acquiring Fund for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Trust's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. The examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. The examples do not reflect any front-end sales or deferred sales charges (loads) since those will not apply to shares received in the Reorganization. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year		3 years			5 years		10 years
THB Asset Management MicroCap Fund (Current)
(Acquired Fund)
Investor Class	$173		$646		$1,147		$2,523
Institutional Class	$127		$509		$915		$2,051
Victory THB US Small Opportunities Fund (Current and Pro Forma)
(Acquiring Fund)
Class A	$ [	]	$ [	]	$ [	]	$[	]
Class I	$ [	]	$ [	]	$ [	]	$ [	]

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended October 31, 2020, the Acquired Fund's portfolio turnover rate was 62% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

Each Fund's investment objective is to seek capital appreciation.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in equity securities of U.S. micro- capitalization companies. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Although the Acquired Fund does not have such a policy regarding U.S. companies, it has historically sought to invest in U.S. companies.

The Acquiring Fund considers micro-capitalization companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of companies included in the Russell Microcap Index (the "Index"). As of January 31, 2021, the capitalization range of the Index was [ ]. The size of companies in the Index changes with market conditions and the composition of the Index. Victory Capital expects the Acquiring Fund's weighted average market capitalization to be similar to that of the Index, although this may vary at any time.

From time to time, the Acquiring Fund may focus its investments in one or more economic sectors represented in the Index. As of the date of this combined proxy statement/prospectus, the Acquiring Fund expects it will have significant investments in the following sectors: industrials, consumer discretionary, information technology and healthcare. Due to changes in sector weights of the Index over time the Acquiring Fund may invest in other sectors in the future, including financials, producer durables, and energy.

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Subsequent to the Reorganization, Victory Capital will employ the same investment management team previously employed by THB who managed the Acquired Fund prior to the Reorganization. In pursuing the Acquiring Fund's investment objective, the THB investment team seeks to identify and invest Fund assets in equity securities of U.S. companies that, in the team's opinion, are undervalued in the market. The THB investment team may invest in both growth and value stocks. In constructing the Acquiring Fund's portfolio, the THB investment team uses a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. Investments are selected based on an active fundamental process which combines financial analysis and proprietary research to evaluate potential investments' management and long-term outlook and business strategies. The THB investment team fully integrates environmental, social and governance (ESG) factors into its established quality assessment framework.

The equity securities in which the Acquiring Fund invests are primarily common stocks. In addition, the Acquiring Fund may invest in foreign securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Acquiring Fund expects that typically 10% or less of its total asset value will be invested in foreign securities, ADRs and GDRs, as determined at the time of investment.

The Acquired Fund has a substantially similar principal investment strategy.

See Exhibit C for more detail about the Acquiring Fund's and the Acquired Fund's investment strategies and process, as well as additional information about the Acquiring Fund's risks.

Because of their identical investment objectives and substantially similar principal investment strategies, the Acquired Fund and the Acquiring Fund are subject to substantially identical principal investment risks associated with an investment in the relevant Fund as described below. Although their principal risks are substantially identical, the Acquired Fund and the Acquiring Fund use different terminology to describe the principal risks applicable to such Fund's principal investment strategy. Following completion of the Reorganization, the principal risks of the Acquiring Fund will continue to be the risks described below.

•Equity Risk — The value of the equity securities in which the Acquiring Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

•Stock Market Risk — Overall stock market risks may affect the value of the Acquiring Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

•Micro-Capitalization Stock Risk – Micro-capitalization companies tend to be less seasoned and may lose market share or profits to a greater extent than larger, more established companies. Since micro-capitalization company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell. Micro-capitalization companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

•Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Acquiring Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Acquiring Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Acquiring Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

•Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Acquiring Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

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•Foreign Securities Risk — Foreign securities (including ADRs and GDRs) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Acquiring Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Investments in depositary receipts (such as ADRs and GDRs) may also involve additional risks associated with the non- uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts.

•Sector Focus Risk — While the Acquiring Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with investments in the sectors in which the Fund may focus its investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile.

o Healthcare — The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors.

o Industrials Risk — Companies in the Industrials sector by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

o Information Technology Risk — Information Technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.

o Consumer Discretionary — Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

•Management Risk — The portfolio managers may not execute the Acquiring Fund's principal investment strategy effectively.

You may lose money by investing in the Acquiring Fund. There is no guarantee that the Acquiring Fund will achieve its objective. An investment in the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Acquiring Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

The principal risks of the Acquiring Fund vary from the Acquired Fund only in that the Acquiring Fund (1) does not classify LIBOR as a principal risk (it is listed considered a secondary risk and discussed in the Acquiring Fund's SAI) and (2) the particular sectors listed under "Sector Focus Risk" are limited to those the portfolio management team believes are the most likely sectors the Acquiring Fund may hold in excess of 20% from time to time. The Acquired Fund also discloses Materials, Consumer Staples and Utilities sector risks. In both cases, these changes were made in consultation with the THB portfolio managers and are consistent with current disclosure practices of the Victory funds, which can reasonably differ from the practices employed for the THB Fund. Importantly, however, neither Victory Capital nor the THB portfolio managers believe these changes represent material differences between the two Funds nor are these differences expected to impact how the THB portfolio managers will manage the Acquiring Fund after the Reorganization.

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Comparison of Investment Management Team

The same portfolio managers that currently co-manage the Acquired Fund as members of Victory Capital's THB Asset Management investment franchise are expected to co-manage the Acquiring Fund upon close of the Reorganization. Members of the portfolio team will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund.

•Christopher N. Cuesta, Chief Investment Officer, THB Asset Management, a Victory Capital investment franchise. He joined Victory Capital in [ ] 2021 when Victory Capital acquired the assets of THB. Prior to that, Mr. Cuesta was with THB since 2002, serving as a portfolio manager of THB's micro cap products since 2004 the small cap products since 2005. Prior to joining THB, Mr. Cuesta worked for Salomon Smith Barney from 1999 to 2002, and Van Eck Associates from 1995 to 1999. Mr. Cuesta received a BS from Fordham University in 1995 and is a Chartered Financial Analyst.

•Manish Maheshwari, Portfolio Manager, THB Asset Management, a Victory Capital investment franchise. He joined Victory Capital in [ ] 2021 when Victory Capital acquired the assets of THB. Prior to that, Mr. Maheshwari was with THB since 2011 serving as a portfolio manager of THB's micro cap products. Prior to joining THB, Mr. Maheshwari worked for Barclays Capital, MBIA/Cutwater, UBS, Deutsche Bank, Morgan Stanley and Dresdner Bank. Mr. Maheshwari received an MS in Financial Mathematics from the University of Chicago and a B.Tech in Chemical Engineering from the Indian Institute of Technology BHU (Varanasi).

The Acquiring Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Performance Information

Acquired Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' and Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-855-THB-FUND.

2013	52.07%
2014	(7.36)%
2015	(9.75)%
2016	33.04%
2017	10.97%
2018	(6.38)%
2019	12.18%
2020	28.81%
Best Quarter	Worst Quarter
33.50%	(35.17)%
12/31/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2020

This table compares the Fund's average annual total returns for the periods ended December 31, 2020 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or

ACTIVE 264283945v.8

individual retirement accounts ("IRAs"). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

			Since Inception
Acquired Fund	1 Year	5 Years	(3/30/12)
Fund Returns Before Taxes
Institutional Class Shares	28.81%	14.84%	12.13%
Investor Class Shares	28.27%	14.32%	11.64%
Fund Returns After Taxes on
Distributions
Institutional Class Shares	28.81%	13.84%	11.24%
Fund Returns After Taxes on
Distributions and Sale of Fund Shares
Institutional Class Shares	17.05%	11.63%	9.68%
Russell Microcap Index (reflects no	20.96%	11.89%	11.56%
deduction for fees, expenses or taxes)

Acquiring Fund

Because the Acquiring Fund had not commenced operations prior to the date of this combined proxy statement/prospectus, no performance information is available. The Acquiring Fund will assume the performance history of the Acquired Fund at the closing of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION AND THE PROPOSAL

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Fund and the Acquiring Fund have similar policies for buying and selling shares, except as noted below. Please see Exhibit D for a description of these policies for the Acquiring Fund.

•Acquiring Fund shareholders will be able to exchange their shares among all funds in the Victory Funds that offer comparable share classes.

•Purchases of Class A shares of the Acquiring Fund will be subject to a front-end sales charges of up to 5.75%. In addition, a contingent deferred sales charge ("CDSC") of 0.75% may be imposed on Class A shares with respect to purchases of $1 million or more that are redeemed within 18 months of purchase. The Acquired Fund's Investor Class does not have any similar sale charges. The front-end sales load may be reduced or waived under certain circumstances as set forth in Exhibit D. No front-end sales load will be assessed against current positions in Investor Class shares held by shareholders when exchanged for Class A shares of the Acquiring Fund as a result of the Reorganization. However, any new investments by existing Investor Class shareholders of Class A Shares of the Acquiring Fund after the Reorganization will be subject to the load as described above unless the purchase or account qualifies for a reduced rate or waiver.

•With respect to the Acquired Fund, the minimum investment amount for Institutional Class shares is $100,000 (for initial investments) and $2,500 (for subsequent investments); the minimum investment amount for Investor Class shares is $100 (for initial investments; there is no minimum for subsequent investments). With respect to the Acquiring Fund, the minimum investment amount for Class A shares is $2,500 ($1,000 for IRA accounts) (for initial investments) and $50 (for subsequent investments); there is no minimum investment amount for Class I shares.

•Investor Class and Institutional Class shares of the Acquired Fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase while Class A and Class I shares of the Acquiring Fund are not.

Jurisdiction of Organization

Both the Acquired Fund and the Acquiring Fund are structured as series of open-end management investment companies. The Acquired Fund is organized as a series of a Massachusetts business trust and the Acquiring Fund is organized as a series of a

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Delaware statutory trust. Please see Exhibit E for a comparison of the Acquiring Trust's and the AIC Trust's organizational documents and material rights of shareholders of the Acquired Fund and shareholders of the Acquiring Fund.

Terms of the Reorganization

The Board of each Fund has approved the Agreement, a form of which is attached to this combined prospectus/proxy statement as Exhibit A. The following is a summary of certain terms of the Agreement:

•The Reorganization is expected to close on or about [ ], 2021, subject to approval by Acquired Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing.

•On the closing date of the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Acquired Fund's liabilities and will issue Reorganization Shares to the Acquired Fund. The value of the Acquired Fund's assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's shares outstanding as of the close of trading on the NYSE on the Closing Date (as defined in the Agreement) of the Reorganization. The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.

Conditions to Closing the Reorganization

Unless waived in accordance with the Agreement, the obligations of the Acquiring Fund and the Acquired Fund are conditioned upon, among other things:

•the approval of the Agreement by each Board;

•the approval of the Agreement by the Acquired Fund shareholders;

•the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Agreement under Section 25(c) of the 1940 Act;

•the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds' agreements, obligations and covenants required by the Agreement;

•the effectiveness under applicable law of the registration statement of which this combined prospectus/proxy statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

•declaration of a dividend or dividends by the Acquired Fund to distribute all of its undistributed net investment income and net capital gains; and

•the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to the Reorganization by mutual agreement of the Acquired Fund and the Acquiring Fund at any time prior to the Closing Date; by either the Acquired Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund (if not cured within thirty days) or upon the occurrence of an event which has a material adverse effect upon a Fund; by a failure of any condition precedent to the terminating Fund's obligations under the Agreement; by any order, final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated in the Agreement illegal. In the event of a termination, Victory Capital will bear all costs associated with the Reorganization.

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Material U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free "reorganization" under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Sidley Austin LLP, counsel to the Acquiring Fund, dated as of the Closing Date, substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

•The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and issuance of Reorganization Shares;

•Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund's liabilities and the Reorganization Shares or upon the distribution of Reorganization Shares to Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund;

•Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund shareholder upon the exchange of its Acquired Fund shares solely for Reorganization Shares;

•Under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Acquired Fund shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Reorganization Shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

•Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

•The Reorganization will not result in the termination of the Acquired Fund's taxable year, Acquired Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Acquired Fund's last taxable year that began before the Reorganization will be included in the Acquiring Fund's first taxable year that ends after the Reorganization.

Each opinion will be based on certain factual certifications made by officers of the AIC Trust and the AIC Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Opinions of counsel are not binding on the Internal Revenue Service ("IRS") or the courts, and there is no assurance that the IRS or a court would agree with Sidley Austin LLP's opinion.

It is not anticipated that portfolio assets of the Acquired Fund will be sold by the Acquired Fund or the Acquiring Fund in connection with the Reorganization to a significant extent, if at all. If any portfolio assets are sold, the actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the applicable Fund's tax basis in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

If a shareholder of the Acquired Fund acquired different blocks of shares of the Acquired Fund at different times or for different prices, such shareholder should consult their tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization.

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The tax attributes, including capital loss carryovers, of the Acquired Fund will move to the Acquiring Fund in the Reorganization. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Acquired Fund and to use such losses to offset future gains is not expected to be limited as a direct result of the Reorganization.

Significant holders of shares of the Acquired Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Acquired Fund or that own Acquired Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to the state, local, foreign and non- income tax consequences, if any, of the Reorganization.

Reasons for the Proposed Reorganization and Board Deliberations Regarding the Proposal

[At a meeting of the AIC Board held on February 3, 2021, the AIC Board considered the Reorganization of the Acquired Fund, with the advice and assistance of Fund counsel and independent legal counsel to the members of the AIC Board who are not "interested persons" (as such term is defined in the 1940 Act) of the AIC Trust ("AIC Independent Trustees"). In advance of this meeting, THB and Victory Capital provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board. At the meeting, the AIC Board received a presentation from Victory Capital and reviewed the terms of the Agreement, noting that the Reorganization would be submitted to the Acquired Fund's shareholders for approval. Victory Capital also responded to questions raised by the Board at the meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the AIC Independent Trustees, unanimously approved the Reorganization of the Acquired Fund. The Board, including the AIC Independent Trustees, also unanimously determined that participation by the Acquired Fund in the Reorganization would be in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

When it considered the proposed Reorganization, the AIC Board took note of the following factors and considerations:

•Victory Capital's discussion of the various potential benefits of the Transaction that is expected to close prior to the Reorganization;

•Victory Capital's discussion of the various potential benefits of the Reorganization to the shareholders of the Acquired Fund, including without limitation that:

oshareholders will continue to benefit from the expertise of the same portfolio managers who are currently managing the Acquired Fund;

othere are opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of Victory Capital's distribution capabilities and fee structure in place with Victory funds vendors;

oVictory Capital has agreed to contractually limit the Acquired Fund's total operating expenses for all classes of shares so that, on a net basis, such expenses are expected to be no greater than the Acquired Fund's current operating expenses after waivers for at least two years following the closing of the Reorganization, although the Board noted that total operating expenses could increase after that date if the Victory Capital Expense Limitation Agreement is not renewed;

•Victory Capital's belief that the Reorganization has the potential to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Fund over the longer term;

•the identical investment objective and substantially similar principal investment strategy and principal risks of the Acquired Fund and the Acquiring Fund as described herein;

•the investment advisory fee paid by the Acquiring Fund will be the lower than that paid by the Acquired Fund;

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•that following the closing of the Reorganization, Victory Capital would have the ability to recoup amounts waived or reimbursed prior to the Reorganization with respect to the Acquired Fund that would be eligible for recoupment under the terms of THB's expense limitation agreement with the AIC Trust on behalf of the Acquired Fund;

•the expected absence of any material unfavorable U.S. federal income tax consequences of the Reorganization (see "Material U.S. Federal Income Tax Consequences of the Reorganization");

•that the direct and indirect reasonable expenses and the reasonable out-of-pocket costs associated with the Reorganization (but not any portfolio transaction costs incurred in connection with the sale of any of the Acquired Fund's portfolio securities before or after the closing of the Reorganization) will be borne by Victory Capital and not by the shareholders of the Funds;

•Victory Capital's representation that the Reorganization is not expected to result in diminution in the level or quality of services that Acquired Fund shareholders currently receive; and

•the alternatives available to the Acquired Fund if the Acquired Fund does not participate in the Reorganization, such as the liquidation of the Acquired Fund, which would be a fully taxable redemption to shareholders.

In their deliberations, the AIC Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual AIC Board members may have attributed different weights to various factors.

In addition to the approval of the AIC Board, the Board of Acquiring Trust also separately met to consider information provided by THB and Victory Capital concerning the Funds, the Transaction and the proposed Reorganization. The Board, including the independent trustees thereof, also unanimously determined that participation by the Acquiring Fund in the Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

Board Recommendation and Required Vote

The AIC Board unanimously recommends that shareholders of the Acquired Fund approve the proposed Agreement.

Approval of the Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Agreement is not approved for the Acquired Fund, the Board will consider what further action should be taken with respect to the Acquired Fund. If shareholders approve the Reorganization of the Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would occur on or about [ ], 2021.

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Agreement Between THB and Victory Capital Regarding the Reorganization

Pursuant to the Asset Purchase Agreement dated November 3, 2020 by and between THB, Thomson, Horstmann & Bryant, Inc. II, Christopher Cuesta as shareholder of Thomson, Horstman & Bryant, Inc. II and Victory Capital, Victory Capital will acquire certain assets, intellectual property, books & records, and liabilities of THB (previously defined as "Transaction"). The Transaction contemplates that all key THB investment professionals will become employees of Victory Capital upon close and Victory Capital will acquire all the necessary books and records relating to THB clients to continue THB's investment track records.

The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients. The Purchase Agreement contains customary termination rights for both parties. The Transaction occurred on February [ ], 2021.

As Victory Capital employees, the former THB investment professionals will continue to manage their current client's assets as Victory Capital's 10th investment franchise and maintain its current branding, logo, and team culture. The team will continue working from its current Norwalk, Connecticut office. THB's boutique investment philosophy and process will remain autonomous and under the direction of Christopher Cuesta, who will serve as Chief Investment Officer for the THB investment franchise. The THB team will immediately benefit from Victory Capital's centralized operating and distribution platforms, which should allow the team to focus on managing client accounts while reducing administrative burdens. This will create an environment for the investment team to focus on managing assets.

If the shareholders of the Acquired Fund do not approve the Reorganization within 150 days of the close of the Transaction, then the interim advisory agreement between the AIC Trust and Victory Capital (as further described below) will terminate. At that point, the Board of AIC Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) extending the term of the interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Interim Advisory Agreement between AIC Trust and Victory Capital

As a result of the Transaction, the assets of THB were acquired by Victory Capital, certain employees of THB became employees of Victory Capital and the investment advisory agreement between the AIC Trust, on behalf of the Acquired Fund, and THB terminated automatically. On [ ], 2021, the AIC Board approved an interim investment advisory agreement with Victory Management with respect to the Acquired Fund, pursuant to which Victory Capital became the investment adviser to the Acquired Fund effective upon the closing of the Transaction. Pursuant to the interim investment advisory agreement, Victory Capital makes investment decisions for the Acquired Fund and continuously reviews, supervises and administers the Acquired Fund's investment program. The interim investment advisory agreement is substantially similar to the investment advisory agreement between THB and the AIC Trust except with respect to the term of the agreement, termination provisions and that the fees payable to Victory Capital under the interim agreement are paid into an interest bearing escrow account, which will be released if shareholders approve the Reorganization.

The 1940 requires a new investment advisory agreement of a registered investment company to be approved by the majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that, among other things: the compensation to be received under the interim advisory agreement is no greater than the compensation the adviser would have received under the previous advisory agreement; compensation earned under the interim advisory agreement will be held in an interest bearing escrow account until shareholders approve an agreement with the investment advisor; and the investment company's board of trustees, including a majority of the independent trustees, has approved the interim advisory

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agreement. Rather than propose a new investment advisory agreement, AIC Trust is recommending that shareholders approve the Reorganization before the expiration of the 150-day interim period.

[Board considerations regarding interim investment advisory agreement to come]

Comparison of Investment Advisers and Investment Advisory Fees

THB

Prior to the Transaction, THB served as the investment adviser to the Acquired Fund. THB was a Delaware corporation formed in 1982, and was 100% employee-owned investment management firm with its principal place of business located at 501 Merritt 7, Norwalk, Connecticut 06851. As of December 31, 2020, THB had approximately $[ ] million in assets under management.

Prior to the Transaction, for the advisory services provided and expenses assumed by it under an investment advisory agreement, THB was entitled to a fee, which was calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Acquired Fund. The advisory fee rate paid by the Acquired Fund during the fiscal year ended October 31, 2020 after expense limitations and fee waivers, was 0.52%.

Prior to the Transaction, THB contractually agreed (the "THB Expense Limitation Agreement") to waive fees and reimburse expenses of the Acquired Fund in order to keep total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Acquired Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, "excluded expenses")) from exceeding 1.25% of the average daily net assets of each of the Acquired Fund's share classes until March 29, 2022 (the "expense cap"). To maintain the expense cap, THB may reduce a portion of its management fee and/or reimburse certain expenses of the Acquired Fund. In addition, THB may receive from the Acquired Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The contractual expense limitation agreement may be terminated: (i) by the AIC Board, for any reason at any time, or (ii) by THB, upon ninety (90) days' prior written notice to the AIC Trust, effective as of the close of business on March 29, 2022. As further described below, following the Reorganization, THB may not recoup any waived advisory fees or reimbursed expenses of the Acquired Fund.

A discussion regarding the basis for the AIC Trust Board's approval of the investment advisory agreement for the Acquired Fund will be available in the Acquired Fund's semi-annual report to shareholders dated April 30, 2021, which will cover the period from November 1, 2020 to April 30, 2021.

Victory Capital

Following the Reorganization, Victory Capital will serve as the investment adviser to the Acquiring Fund. Victory Capital is a New York corporation registered as an investment adviser under the Advisers Act. Victory Capital will oversee the operations of the Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of the Acquiring Trust. As of February 28, 2021, Victory Capital managed or advised assets totaling approximately $[ ] billion for individual and institutional clients. Victory Capital's principal address is 15935 La Cantera Parkway, San Antonio, Texas 78256.

Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. THB Asset Management is the investment franchise responsible for the management of the Acquiring Fund.

Under its Investment Management Agreement with the Acquiring Trust on behalf of the Acquiring Fund, Victory will regularly provide investment advice to each of the Acquiring Fund and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Acquiring Fund. For the advisory services it provides, the Acquiring Fund will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rate of 1.15% of the average daily net assets of the Acquiring Fund.

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Fund, for at least two years following the closing of the Reorganization, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of the each class of shares

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of the Acquiring Fund to the extent necessary to maintain the total net annual operating expenses of such class (excluding the any acquired fund fees and expenses, dividend and interest expenses on short sales, other interest expenses, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) at a level that will be no higher than they are under the THB Expense Limitation Agreement. See "Comparison of the Acquired Fund and the Acquiring Fund—Fees and Expenses" for more details on the Victory Expense Limitation Agreement.

Under the terms of the Victory Expense Limitation Agreement with respect to the Acquiring Fund, Victory Capital may recoup waived advisory fees and reimbursed expenses for [up to three years] after the fiscal year in which the waiver or reimbursement took place, including any amounts that would be eligible for recoupment under the terms of the THB Expense Limitation Agreement, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. Under the terms of Victory Expense Limitation Agreement, THB may not recoup any waived advisory fees or reimbursed expenses of the Acquired Fund following the Reorganization.

From time to time, Victory Capital also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Acquiring Fund.

A discussion regarding the basis for the Acquiring Trust Board's approval of the investment advisory agreement for the Acquiring Fund will be available in each Acquiring Fund's next shareholder report following the close of the Reorganization.

Manager of Managers Structure —Victory Funds

Victory Portfolios has received an exemptive order from the SEC that permits Victory Capital, subject to the approval of the Acquiring Trust's Board, to appoint or replace certain sub-advisors to manage all or a portion of a Victory fund's assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisors without obtaining shareholder approval (the "Victory Order"). Under the terms of the Victory Order, the manager of managers structure applies to sub-advisors that are affiliated as well as unaffiliated with the Acquiring Fund or Victory Capital.

Pursuant to the Victory Order, Victory Capital, with the approval of the Victory Portfolios Board, would have the discretion to terminate any sub-advisor and allocate and reallocate the Acquiring Fund's assets among Victory Capital and any other portfolio managers. Victory Capital, subject to oversight and supervision by the Acquiring Trust's Board, has responsibility to oversee any sub- advisor to the Acquiring Fund and to recommend, for approval by the Acquiring Trust's Board, the hiring, termination and replacement of sub-advisors for the Acquiring Fund. In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser's experience, investment philosophy and historical performance. Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Acquiring Fund. In the event that Victory Capital hires a new sub-advisor pursuant to the multi-manager structure, the Victory Fund will provide shareholders with information about the new sub-advisor and sub-advisory agreement within 60 days.

Use of the manager of managers structure would not diminish Victory Capital's responsibilities to the Acquiring Fund under the Advisory Agreement. Victory Capital would continue to have overall responsibility, subject to oversight by the Acquiring Trust's Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, Victory Capital would, subject to the review and approval of the Acquiring Trust's Board: (a) set the Acquiring Fund's overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the Acquiring Fund's assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund's investment goal, policies and restrictions. Subject to the review by the Acquiring Trust's Board, Victory Capital would: (a) when appropriate, allocate and reallocate the Acquiring Fund's assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of Victory Capital or the imposition of material changes to the investment advisory agreement would continue to require prior shareholder approval.

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Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Fund and those expected to serve the Acquiring Fund following the closing of the Reorganization.

SERVICE PROVIDERS

SERVICE	ACQUIRED FUND	ACQUIRING FUND
Distributor	SEI Investments Distribution Co.*	Victory Capital Services, Inc.*
	One Freedom Valley Drive	4900 Tiedeman Road, 4th Floor
Administrator and Fund	Oaks, Pennsylvania 19456	Brooklyn, Ohio 44144
	SEI Investments Global Funds Services	Victory Capital Management Inc.
Accountant	One Freedom Valley Drive	4900 Tiedeman Road, 4th Floor
Custodian	Oaks, Pennsylvania 19456	Brooklyn, Ohio 44144
	MUFG Union Bank, N.A.	Citibank N.A.
	350 California Street, 6th Floor	388 Greenwich St.
Transfer Agent	San Francisco, California 94104	New York, New York 10013
	DST Systems, Inc.	FIS Investor Services LLC
	333 W. 11th Street	4249 Easton Way, Suite 400
	Kansas City, Missouri 64105	Columbus, Ohio 43219

*Registered broker-dealer and member of FINRA.

[ ] is the independent registered public accounting firm for the Acquired Fund. [ ] is the independent registered public accounting firm for the Acquiring Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Shareholder Instructions. If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or via conference call. Your vote is important no matter how many shares you own. If you plan to attend the Meeting via conference call, you will have the opportunity to (i) participate in the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. At any time before the Meeting, you may change your vote by providing written notice to AIC, by submitting a subsequent proxy by mail, Internet or telephone, or by voting during the course of the Meeting. For additional voting information, shareholders should call 1-855-THB-FUND.

Voting and Other Matters. Shareholders of record of the Acquired Fund on March 5, 2021 (the "Record Date") are entitled to vote at the Meeting. With respect to the Reorganization, shareholders of the Acquired Fund are entitled to one vote for each full share owned and proportionate, fractional votes for fractional shares held. All share classes of the Acquired Fund will vote together as one class on the proposed Reorganization. The total number of shares of each class of the Acquired Fund outstanding and entitled to vote as of the close of business on the Record Date are set forth below.

Investor Class	Institutional Class

THB Asset Management MicroCap Fund

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of AIC, who will not be paid for these services, and/or [ ], that may be retained by AIC for solicitation services for an estimated fee of $[ ], plus out-of-pocket expenses. Such amount will be paid by Victory Capital. Pursuant to this arrangement, [ ] has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Reorganization.

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All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the approval of the Reorganization. Shareholders may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

If your shares are held of record by a broker-dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record.. Legal proxies must be submitted to [] by [ ] p.m., Eastern Time, on [ ], 2021. The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. [Shareholders and proxy holders entitled to be present and to vote at the Meeting that are not physically present at the Meeting but participate by means of remote communication shall be considered present in person for all purposes under the Acquired Trust's By-Laws and may vote at such a meeting.] For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the Reorganization, because an absolute percentage of affirmative votes is required to approve the Reorganization.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, such as the Reorganization. Therefore, there is not expected to be any "broker non- votes" on the Reorganization.

AIC is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, AIC is not required to, and does not, hold annual meetings. Nonetheless, the AIC Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of AIC. Shareholders of the Acquired Fund who wish to present a proposal for action at a future meeting should submit a written proposal to AIC for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Acquired Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

[SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.]

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Fund and Acquiring Fund

The Acquiring Fund will be the successor to the accounting and performance information of the Acquired Fund after consummation of the Reorganization. Only pro forma capitalization information is shown for the Acquiring Fund because the Acquiring Fund will not commence investment operations until the completion of the Reorganization. Accordingly, the pro forma capitalization of the Acquiring Fund upon close of the Reorganization will be identical to the capitalization of the Acquired Fund immediately before the Reorganization. The following table shows the capitalization as of October 31, 2020 for the Acquired Fund and, with respect to the Acquiring Fund, on a pro forma basis based upon the Acquiring Fund's valuation procedures, assuming the Reorganization had taken place as of that date. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

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Current and Pro Forma Capitalization of the Acquired Fund and Acquiring Fund
		Net asset
	Net assets	value per	Shares
Fund		share	outstanding*

THB Asset Management MicroCap Fund (Current)
(Acquired Fund)
........................................................................................Investor Class	$493,526	$15.55	31,745
Institutional Class ..................................................................................	$50,205,783	$16.20	3,099,587
Total.......................................................................................................	$50,699,309		3,131,332

Victory THB US Small Opportunities Fund (Pro Forma)
(Acquiring Fund)
..................................................................................................Class A	$493,526	$15.55	31,745
....................................................................................................Class I	$50,205,783	$16.20	3,099,587
	$50,699,309
Total.......................................................................................................			3,131,332

*Assumes the Reorganization was consummated on October 31, 2020 and is for informational purposes only.

Interest of Certain Persons in the Reorganization

Acquired Fund

Exhibit F sets forth certain additional information regarding the persons who owned of record or beneficially five percent or more of the outstanding shares of the Acquired Fund, as of [ ], 2021.

[As of [ ], 2021, the officers and trustees of the Acquired Fund, as a group, owned less than 1% of the outstanding shares of the Fund.]

Acquiring Fund

No shares of the Acquiring Fund were outstanding as of the date of this combined prospectus/proxy statement (other than a single share of the Acquiring Fund issued to Victory Capital for approval of certain organizational matters). It is expected that the officers and trustees of the Acquiring Fund, as a group, will own less than 1% of the outstanding shares of the Acquiring Fund immediately after the consummation of the Reorganization.

Financial Highlights

Acquired Fund

The financial highlights that are included in the Acquired Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2020 are attached hereto as Exhibit G.

Acquiring Fund

Audited financial information for the Acquiring Fund is not available because the Acquiring Fund has not commenced operations as of the date of this combined prospectus/proxy statement. For this reason, no financial highlights of the Acquiring Fund are included herein. The Acquired Fund will be the accounting and performance survivor of the Reorganization.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [•] day of [•], 20[•], by and among Victory Portfolios, a registered investment company and a Delaware statutory trust (the "Acquiring Trust"), individually and on behalf of Victory THB US Small Opportunities Fund, a separate series of the Acquiring Trust (the "Acquiring Fund"), The Advisors' Inner Circle Fund, a registered investment company and a Massachusetts voluntary association (the "Selling Trust"), individually and on behalf of the THB Asset Management MicroCap Fund, a separate series of the Selling Trust (the "Target Fund"), and, solely for purposes of ARTICLES I (paragraph 3), IX and XIII of this Agreement, Victory Capital Management Inc. ("Victory Capital") and solely for purposes of ARTICLES I (paragraph 3), V and XIII of this Agreement, Thomson Horstmann & Bryant, Inc. ("THB"). Other than the Acquiring Fund and the Target Fund, no other series of either the Acquiring Trust or the Selling Trust are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of

Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and Section 1.368- 2(g) of the U.S. Treasury regulations promulgated under the Code (the "Treasury Regulations"). The reorganization will consist of: (i) the transfer and delivery of all of the assets of the Target Fund (referred to herein as the "assets of the Target Fund") to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Target Fund's Liabilities (as defined in paragraph 1.3) and newly-issued Class I shares ("Class I Acquiring Fund Shares") and Class A shares ("Class A Acquiring Fund Shares" and, collectively with the Class I Acquiring Fund Shares, "Acquiring Fund Shares") of the Acquiring Fund; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Class I Acquiring Fund Shares pro rata to the Institutional Class shareholders of the Target Fund of the Target Fund and the Class A Acquiring Fund Shares pro rata to the Investor Class shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, but is a "shell" series of the Acquiring Trust created for the purpose of acquiring the assets of the Target Fund and assuming the Liabilities (as defined in paragraph 1.3) of the Target Fund and has had no assets and has carried on no investment activities prior to the Reorganization; the Target Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Target Fund is properly treated as a "regulated investment company" under Subchapter M of the Code (a "RIC") and the Acquiring Fund will be treated as a RIC under the Code for the taxable year that includes the Closing Date;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Trust (the "Victory Board," with the members of the Victory Board referred to individually as the "Victory Trustees"), including a majority of the Victory Trustees who are not "interested persons," as defined by the 1940 Act, of the Acquiring Trust, on behalf of the Acquiring Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Selling Trust (the "AIC Board," with the members of the AIC Board referred to individually as the "AIC Trustees"), including a majority of the AIC Trustees who are not "interested persons," as defined by the 1940 Act, of the Selling Trust, on behalf of the Target Fund, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

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ARTICLE I

TRANSFER OF ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND LIABILITIES; AND LIQUIDATION OF THE TARGET FUND

1.1.THE EXCHANGE. Subject to the requisite approval of the Target Fund Shareholders (as defined in paragraph 1.5) and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each class of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding class of Target Fund shares (as set forth below) by the ratio computed by dividing: (i) the net asset value of one Target Fund Share of such class, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Liabilities of the Target Fund (as defined in paragraph 1.3). Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows:

Target Fund Share Class	Acquiring Fund Share Class
Institutional Class Shares	Class I Shares
Investor Class Shares	Class A Shares

1.2.ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets owned by the Target Fund associated with the Target Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Selling Trust associated with the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.8 (the "Assets").

The Target Fund shall, ten (10) days prior to the Closing Date (or such other date as may be agreed to by the parties), furnish the Acquiring Fund with: (a) a list of the Target Fund's portfolio securities and other investments; and (b) a list of the Target Fund's "historic business assets," which are defined for this purpose: as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the AIC Board on behalf of the Target Fund; and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund shall, no later than three (3) days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund's list referred to in subclauses (a) and (b) of this paragraph 1.2 that the Acquiring Fund would not be permitted to hold (i) under its investment objectives, policies and restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund's Assets to the Acquiring Fund. If reasonably requested by the Acquiring Fund, the Target Fund shall dispose of securities and other instruments on such list of the Acquiring Fund before the Closing Date.

In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, shall dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the lists described in subclauses (a) and (b) of this paragraph 1.2, the Target

ACTIVE 264043470v.6

Fund shall not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein shall require the Target Fund to dispose of or purchase any portfolio, securities or other investments, if, in the reasonable judgment of the AIC Board, on behalf of the Target Fund, or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund; and (B) nothing herein shall permit the Target Fund to dispose of or purchase any portfolio securities or other investments if, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3.LIABILITIES TO BE ASSUMED. The Target Fund shall endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, in good faith to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Closing Date (collectively, "Liabilities"). For the avoidance of doubt, each party hereto acknowledges and agrees that the Acquiring Fund shall also assume any obligation of the Target Fund to repay any fee waivers or expense reimbursements that are subject to recoupment as described in the Target Fund's prospectus and that, to the extent any such fee waivers or expense reimbursements are subject to recoupment after the Closing, such recoupment shall be paid over to Victory Capital.

1.4.STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the

Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made by the Selling Trust or the Target Fund prior to the Closing Date.

1.5.LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined below) (the "Target Fund Shareholders"), all of the Acquiring Fund Shares received by the Target Fund in connection with the Reorganization. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund shall, simultaneously with the liquidation, be cancelled on the books of the Target Fund and shall be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6.OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares shall be shown on the books of the Acquiring Fund's transfer agent.

1.7.TRANSFER TAXES. Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns (for tax periods ending on or prior to the Closing Date) or other documents with the U.S. Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund, and the Acquiring Fund, Acquiring Trust and Victory Capital shall provide such assistance as the Target Fund, Selling Trust or THB may reasonably request in connection with the preparation and filing of such

ACTIVE 264043470v.6

reports, returns, and other filings. The Target Fund shall file such regulatory reports, tax returns or other documents on a timely basis (including any extension) up to and including the Closing Date and such later date on which the Target Fund's existence is terminated.

1.9.TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the Selling Trust's governing documents, the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10.BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund's cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11.ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1.VALUATION OF TARGET FUND SHARES. The net asset value per share of each class of the Target Fund shares shall be the net asset value per share for the class computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Date"), after the declaration and payment of the dividends and/or other distributions pursuant to paragraph 7.8, in accordance with the Acquiring Fund's valuation procedures.

2.2.VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Valuation Date, in accordance with the Acquiring Fund's valuation procedures.

2.3.SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1. All Acquiring Fund shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

2.4.DIFFERENCES IN VALUATION PROCEDURES. The Selling Trust and the Acquiring Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the Target Fund's valuation procedures and those determined in accordance with the Acquiring Fund's valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1.CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [•], [•], 20[•], or on such later date as the parties may agree (the "Closing Date"). Unless otherwise provided or at such other time as the parties may agree, all acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. Eastern time on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2.CUSTODIAN'S CERTIFICATE. The Target Fund shall instruct its custodian, MUFG Union Bank, N.A. (the "Custodian"), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund on the

ACTIVE 264043470v.6

Closing Date. The Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, Citibank, N.A., for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by the Target Fund as of the Closing Date to the custodian for the Acquiring Fund for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3.EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the reasonable judgment of either an appropriate officer of the Acquiring Trust or an appropriate officer of the Selling Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or of the Target Fund is impracticable, the Valuation Date and the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by an authorized officer of each party.

3.4.TRANSFER AGENT'S CERTIFICATE. The Target Fund shall instruct its transfer agent, DST Systems, Inc. (the "Transfer Agent"), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the Valuation Date, and the class, number and percentage ownership (to three decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders' accounts on the books of the Acquiring Fund.

3.5.DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6.FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph

3.2hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers' confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.REPRESENTATIONS OF THE SELLING TRUST ON ITS BEHALF AND ON BEHALF OF THE TARGET FUND.

The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)The Selling Trust is a voluntary association (commonly known as a business trust) that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all

ACTIVE 264043470v.6

jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b)The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Target Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Selling Trust, threatened. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c)As of the date of this Agreement, the Selling Trust has provided the Acquiring Trust with such information relating to the Selling Trust and the Target Fund as is reasonably necessary for the Acquiring Trust to prepare a Registration Statement on Form N-14, including a Combined Prospectus/Proxy Statement to be contained therein as so amended or supplemented (the "Registration Statement") in compliance, in all material respects, with the requirements of the federal and state securities laws and the rules and regulations thereunder, and as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, such information does not and shall not include, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.1(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Trust and the Acquiring Fund furnished to the Selling Trust by the Acquiring Trust or the Acquiring Fund. Any written information regarding the Selling Trust and the Target Fund included in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)The Target Fund's prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)Neither the Selling Trust nor the Target Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund shall not result in the violation of, Massachusetts law or any provision of the Selling Trust Governing Documents, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

(f)There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the currently effective registration statement for the Target Fund or in the Registration Statement. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, neither the Selling Trust nor the Target Fund has any material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date. Except as disclosed in writing to the Acquiring Fund, neither the Selling Trust nor the Target Fund are aware of any contingent liabilities of the Target Fund that will not be discharged prior to the Closing Date

ACTIVE 264043470v.6

other than the Target Fund's obligation to repay any fee waivers or expense reimbursements that are subject to recoupment as described in the Target Fund's prospectus.

(g)No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is pending or to the Selling Trust's knowledge threatened against the Target Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)The audited financial statements of the Target Fund for the fiscal years ended October 31, 2019 and October 31, 2020, which have been audited by Ernst & Young LLP, and the unaudited financial statements of the Target Fund for the semi-annual period ended April 30, 2020 have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund's reports on Form N-CSR and, to the knowledge of the Selling Trust, no such disclosure will be required as of the Closing Date.

(i)There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of October 31, 2020, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund's Assets, the discharge of the Target Fund's liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j)Since [•], 20[•], there has not been (i) any pending or to the knowledge of the Selling Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Selling Trust's organizational documents in a manner materially affecting the Target Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(k)As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such applicable due dates (including any extensions) and are or shall be correct in all material respects, and all federal and

ACTIVE 264043470v.6

other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Target Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any tax return that was not filed. The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(l)The Selling Trust has an unlimited number of authorized shares of beneficial interest, of which, as of [•], 20[•], there were outstanding [•] shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the Target Fund shall, at the Valuation Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m)Except as otherwise disclosed to the Acquiring Fund, at the Closing Date, the Selling Trust, on behalf of the Target Fund, shall have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset value of the Target Fund; and upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law the Acquiring Trust, on behalf of the Acquiring Fund, shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the shareholder meeting record date, the Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the AIC Trustees, on behalf of the Target Fund. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other trust action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o)The information to be furnished by the Selling Trust and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p)The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code for its taxable year through the Closing Date; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years. The Target Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could reasonably be expected to cause the Target Fund to fail to qualify as a RIC under the Code. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. The Target Fund has been eligible to and has computed its

ACTIVE 264043470v.6

federal tax under Section 852 of the Code, and has not been, and will not be, liable for any income tax or material excise tax under Section 852 or 4982 of the Code.

(q)Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph (r) or consents or notices required by the terms of any portfolio securities of a Target Fund that are being transferred is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r)The Trustees of the Selling Trust, on behalf of the Target Fund, will call a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to seek to obtain approval of the transactions contemplated herein. Such meeting shall comply with all applicable laws and regulations.

(s)Except where the shareholder of record is a dealer in securities required to register under the laws of the United States, the Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid

Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by

Sections 1441, 1442, 1471 and 3406 of the Code.

(t)Prior to the valuation of the Assets as of the Valuation Date, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund's investment company taxable income for all its taxable years ended prior to the Closing Date (determined without regard to any deductions for dividends paid); (ii) all of the Target Fund's net capital gain recognized in all its taxable years ended prior to the Closing Date (after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund's interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date.

(u)There have been no miscalculations of the net asset value of the Target Fund or the net asset value per share of any class of shares of the Target Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(v)The Selling Trust has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date.

(w)The Selling Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund.

(x)The Selling Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

ACTIVE 264043470v.6

(y)The Target Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(z)The Selling Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2.REPRESENTATIONS OF THE ACQUIRING TRUST ON ITS BEHALF AND ON BEHALF OF THE ACQUIRING FUND. The Acquiring Trust, individually and on behalf of the Acquiring Fund, as applicable, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

(a)The Acquiring Trust is a statutory trust that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Trust.

(b)The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Acquiring Trust, threatened. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c)The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Trust by the Selling Trust or the Target Fund. Any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)The Acquiring Fund's prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)Neither the Acquiring Trust nor the Acquiring Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, individually and on behalf of the Acquiring Fund, shall not result in the violation of Delaware law or any provision of the Acquiring Trust's trust instrument or by-laws or of any material agreement, indenture, note, mortgage,

ACTIVE 264043470v.6

instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(f)No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust's or the Acquiring Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund know of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)[RESERVED]

(h)[RESERVED]

(i)Since [•], 20[•], there has not been (i) any pending or to the knowledge of the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund's organizational documents in a manner materially affecting the Acquiring Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable; and

(vii)any agreement or commitment to do any of the foregoing.

(j)[RESERVED]

(k)The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which, as of [•], 20[•], there were no outstanding shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares. The Acquiring Fund's Shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws.

(l)At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, shall have good and marketable title to its assets, if any, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Target Fund has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Acquiring Fund.

ACTIVE 264043470v.6

(m)The Acquiring Trust, individually and on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Victory Board, on behalf of the Acquiring Trust and the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other trust action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(n)The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(o)[RESERVED]

(p)[RESERVED]

(q)The Acquiring Fund will qualify as a RIC under the Code for the taxable year that includes the Closing Date, and will satisfy the distribution requirements imposed by the Code for each of its taxable years and will satisfy them for the taxable year that includes the Closing Date. The Acquiring Fund has not yet commenced operations. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a RIC for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a RIC and until such time will take all steps necessary to ensure that it qualifies for taxation as a RIC under Sections 851 and 852 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for the taxable year that includes the Closing Date.

(r)Except for the Registration Statement effectiveness, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

(s)The Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, the Acquiring Fund does not have any tax attributes immediately before the transaction other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of the Acquiring Fund. The Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the Target Fund will own all of the Acquiring Fund's outstanding shares. The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund.

(t)The Acquiring Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(u)The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

ACTIVE 264043470v.6

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, ACQUIRING FUND,

SELLING TRUST AND THE TARGET FUND

5.1.OPERATION IN ORDINARY COURSE. Subject to paragraph 7.8, each of the Acquiring Fund and the Target Fund shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and any other distributions that may be advisable. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, Victory Capital may request in writing that THB use commercially reasonable efforts, subject to THB's fiduciary duty, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three business days prior to the Valuation Date. THB agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2.STATEMENT OF ASSETS AND LIABILITIES. The Target Fund shall prepare and deliver to the Acquiring Fund ten (10) business days prior to the Closing Date a statement of the assets and Liabilities of the Selling Trust associated with the Target Fund as of such date for review and agreement by the parties to determine that the assets and Liabilities of the Selling Trust associated with the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund shall deliver at the Closing (1) an updated statement of Assets and Liabilities of the Selling Trust associated with the Target Fund and (2) a list of the Target Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and

(2)as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3.ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund's officers and agents all books and records related to the assets and liabilities of the Target Fund to be acquired by the Acquiring Fund.

5.4.ADDITIONAL INFORMATION. The Selling Trust and the Target Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

5.5.CONTRACT TERMINATION. The Selling Trust, on behalf of the Target Fund, shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Liabilities disclosed to the Acquiring Trust in accordance with paragraph 5.2, and the Acquiring Trust shall have received written assurances from the Selling Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

5.6.FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it shall, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and shall take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7.STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty

(60)days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax

ACTIVE 264043470v.6

purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which shall be certified by the Treasurer of the Selling Trust.

5.8.[RESERVED]

5.9.PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file with the SEC the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party shall provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10.TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of

Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund, the Selling Trust and Target Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.11.REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12.AUTHORIZATIONS. The Acquiring Trust on behalf of the Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13.PROXY. The Selling Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST ON BEHALF OF THE

TARGET FUND

The obligations of the Selling Trust on behalf of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by the Acquiring Trust and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1.All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct as of the Closing Date, and the Acquiring Trust, on

ACTIVE 264043470v.6

behalf of the Acquiring Fund, shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Trust to that effect. The Target Fund shall have received certified copies of the resolutions adopted by the Victory Board approving this Agreement and the transactions contemplated herein.

6.2.[RESERVED]

6.3.This Agreement and the transactions contemplated thereby shall have been duly considered and approved by the Victory Board in accordance with the provisions of its trust instrument and by-laws and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Target Fund.

6.4.(i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

6.5.The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.6.The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

6.7.The Selling Trust shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b)Neither the execution, delivery or performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any applicable federal law of the United States of America.

(c)To the best of such counsel's knowledge, no governmental approval, consent or authorization which has not been obtained and is not in full force and effect is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund.

(d)Assuming that (i) each of the Acquiring Trust and Selling Trust was duly organized, was at all relevant times and is validly existing and in good standing under the laws of its respective jurisdiction of organization and had at all relevant times and has the full power and authority to execute, deliver and perform this Agreement, (ii) this Agreement constitutes the valid and binding agreement of the Selling Trust, on behalf of itself and the Target Fund, enforceable against the Selling Trust, on behalf of itself and the Target Fund, in accordance with its terms, and (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, and by the Selling Trust, on behalf of itself and the Target Fund, this Agreement is the valid and binding obligation of the Acquiring Trust, on behalf of itself and the Acquiring Fund, and enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms under the applicable laws of the State of Delaware, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other

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similar laws relating to or affecting the rights and remedies of creditors generally, including, to the extent applicable, the rights or remedies of creditors of a "financial company" (as defined in Section 201 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or affiliates thereof, and by general principles of equity (whether considered in a proceeding in equity or at law).

In giving their opinion, Sidley Austin LLP may state that they are relying on the opinion of Morris, Nichols, Arsht & Tunnell LLP as to matters of Delaware law.

6.8.The Selling Trust shall have received on the Closing Date an opinion of Morris, Nichols, Arsht & Tunnell LLP, as special Delaware counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)The Acquiring Trust is a statutory trust and is validly existing under the laws of the State of Delaware applicable to statutory trusts.

(b)The Acquiring Trust, on behalf of itself and the Acquiring Fund, has the power as a statutory trust to execute, deliver and perform all of its obligations under this Agreement under the Acquiring Trust's trust instrument and the laws of the State of Delaware applicable to statutory trusts. The execution and delivery of this Agreement and the consummation by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Trust, on behalf of itself and the Acquiring Fund, under its trust instrument and the laws of the State of Delaware applicable to statutory trusts.

(c)This Agreement has been duly executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, under the Acquiring Trust's trust instrument and the laws of the State of Delaware applicable to statutory trusts, and, assuming the due authorization, execution and delivery of this Agreement by the Selling Trust, on behalf of the Target Fund, this Agreement is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms.

(d)The execution and delivery by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement and the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of its obligations under this Agreement will not violate the trust instrument or the by-laws of the Acquiring Trust.

(e)Neither the execution, delivery or performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any laws of the State of Delaware applicable to statutory trusts.

(f)No Delaware governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund, or the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the respective obligations of each under this Agreement, except such as may be required under Delaware state securities laws about which we express no opinion.

(g)The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

6.9.The shareholders of the Target Fund have approved this Agreement in the manner specified in the Registration Statement.

6.10.As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is

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currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

6.11.The transaction contemplated by that certain Asset Purchase Agreement, dated as of November 3, 2020, as may be amended, by and among THB, Thomson, Horstmann & Bryan, Inc. II, Christopher Cuesta, and Victory Capital (the "Asset Purchase Agreement") has been closed.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST ON BEHALF OF THE

ACQUIRING FUND

The obligations of the Acquiring Trust on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1.All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund contained in this Agreement shall be true and correct as of the Closing Date, and the Selling Trust, on behalf of the Target Fund, shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect. The Acquiring Fund shall have received certified copies of the resolutions adopted by the AIC Board approving this Agreement and the transactions contemplated herein.

7.2.[RESERVED]

7.3.This Agreement and the transactions contemplated hereby shall have been duly considered and approved by the AIC Board and the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of its declaration of trust and by-laws, as each may have been amended from time to time ("Selling Trust Governing Documents") and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

7.4.(i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

7.5.The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

7.6.The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

7.7.The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the assets and Liabilities of the Selling Trust associated with the Target Fund, in accordance with paragraph 5.2, and

(2)a list of the Target Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.8.Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing

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to the Target Fund Shareholders (i) all of the Target Fund's investment company taxable income for all its taxable years ended prior to the Closing Date (determined without regard to any deductions for dividends paid); (ii) all of the Target Fund's net capital gain recognized in all its taxable years ended prior to the Closing Date (after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund's interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date and at least 90 percent of such net tax- exempt income for such final taxable year.

7.9.The Acquiring Trust shall have received on the Closing Date an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, in the form reasonably satisfactory to the Acquiring Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)The Selling Trust is a voluntary association (commonly known as a business trust) and is validly existing in good standing under the applicable laws of the Commonwealth of Massachusetts.

(b)The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

(c)The Selling Trust, on behalf of itself and the Target Fund, has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of this Agreement and the consummation by the Selling Trust, on behalf of itself and the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the Commonwealth of Massachusetts.

(d)This Agreement has been duly executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, under the Selling Trust Governing Documents and the laws of the Commonwealth of Massachusetts applicable to business trusts.

(e)Assuming that (i) the Acquiring Trust was duly organized, was at all relevant times and is validly existing and in good standing under the laws of its respective jurisdiction of organization and had at all relevant times and has the full power and authority to execute, deliver and perform this Agreement, (ii) this Agreement constitutes the valid, binding and enforceable obligation of the Acquiring Trust, on behalf of itself and the Acquiring Fund, in accordance with its terms, (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, and (iv) this Agreement has been approved by the Target Fund Shareholders, this Agreement is the valid and binding obligation of the Selling Trust, on behalf of itself and the Target Fund, and enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the State of Delaware, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, including, to the extent applicable, the rights or remedies of creditors of a "financial company" (as defined in Section 201 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or affiliates thereof, and by general principles of equity (whether considered in a proceeding in equity or at law).

(f)The execution and delivery by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement and the performance by the Selling Trust, on behalf of itself and the Target Fund, of its obligations under this Agreement will not violate the Selling Trust Governing Documents.

(g)Neither the execution, delivery or performance by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement nor the compliance by the Selling Trust, on behalf of itself and the Target Fund, with the terms and provisions hereof will violate any provision of any laws of the Commonwealth of Massachusetts applicable to business trusts or any applicable federal law of the United States of America.

(h)To the best of such counsel's knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by the Selling Trust, on behalf of itself and the Target Fund.

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As used in Section 7.9(a), the term "good standing" means (i) having filed a copy of the Selling Trust's declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts ("Chapter 182"), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Selling Trust's declaration of trust and to transact business in the Commonwealth of Massachusetts.

7.10.The Selling Trust, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Trust, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Trust's transfer agent as the Acquiring Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor. SEI Investments Global Funds Services, as administrator to the Target Fund, shall deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

7.11.The Acquiring Trust, on behalf of the Acquiring Fund, shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian of the Acquiring Fund, stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund's shares and the number and percentage of ownership of the Target Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund; and (v) the tax books and records of the Target Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

7.12.As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.13.The transaction contemplated by Asset Purchase Agreement has been closed.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND

AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.The Acquiring Trust and the Selling Trust shall have received an opinion of Sidley Austin LLP, counsel to the Acquiring Fund, dated on the Closing Date satisfactory to both parties substantially to the effect that, based on certain facts, assumptions and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a)The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

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(b)Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the Liabilities of the Target Fund and issuance of Acquiring Fund Shares;

(c)Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund's Liabilities and the Acquiring Fund Shares or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund;

(d)Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund shares solely for Acquiring Fund Shares;

(e)Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the Reorganization;

(f)Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization. Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund; and

(g)The Reorganization will not result in the termination of the Target Fund's taxable year, Target Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund's last taxable year that began before the Reorganization will be included in the Acquiring Fund's first taxable year that ends after the Reorganization.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Target Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.1.

ARTICLE IX

EXPENSES

Victory Capital and its affiliates shall bear the direct and indirect reasonable expenses and the reasonable out- of-pocket costs incurred by the parties to this Agreement in connection with the Reorganization contemplated by the provisions of this Agreement, whether or not the Reorganization is consummated, but not any portfolio transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund's portfolio securities after the Closing Date. The expenses and out-of-pocket costs to be borne by Victory Capital and its affiliates include but are not limited to reasonable costs incurred by the parties hereto in connection with the preparation of the Registration Statement, the printing and mailing of the proxy statement, special Board meetings relating to the Reorganization, legal fees of counsel to the Target Fund and independent legal counsel to the independent trustees of the Selling Trust relating to the Reorganization, and the solicitation of the related proxies for the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any expenses relating to the Reorganization.

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ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.The Selling Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1.This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Victory Board or the AIC Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)by the written consent of each of the parties;

(b)by the Selling Trust (i) following a breach by the Acquiring Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Selling Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Trust or the Acquiring Fund;

(c)by the Acquiring Trust (i) following a breach by the Selling Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Selling Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Acquiring Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Selling Trust or the Target Fund;

(d)by either the Acquiring Trust or the Selling Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or

(ii)there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or (iii) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days;

(e)by either the Acquiring Trust or the Selling Trust if the Closing shall not have been consummated by [•], 20[•], provided the right to terminate this Agreement under this paragraph 11.1(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(f)by either the Acquiring Trust or the Selling Trust due to a condition herein expressed to be precedent to the obligations of the terminating party or both the parties has not been met if it reasonably appears that it will not or cannot be met; or

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(g)by either the Acquiring Trust or the Selling Trust in the event of the failure to close the transaction contemplated by that certain [Stock Purchase Agreement, dated as of [•], 20[•], as may be amended, by and among [•], Victory Capital Holdings, Inc. and, for certain limited purposes [•] on [•]].

11.2.If a party terminates this Agreement in accordance with this Article XI, other than a termination under (b), (c), (d), (e) or (f) in connection with a willful default, there shall be no liability for damages on the part of any party or the trustees, directors or officers of such party. In the event of termination in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive. The parties agree that, in the event of any termination of this Agreement there shall be no liability, for damages or otherwise, on the part of the AIC Trustees or the Victory Capital Trustees, notwithstanding the first two sentences of this paragraph 11.2.

11.3.At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1) may be waived by either the Selling Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that, following the meeting of the Target Fund Shareholders called by the Selling Trust pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

CONFIDENTIALITY

In the event of a termination of this Agreement, the Selling Trust, the Acquiring Trust, THB and Victory Capital (for purposes of this paragraph 13.2, the "Protected Persons") agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

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14.3.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.It is expressly agreed that the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Trust associated with the Target Fund, as provided in the Selling Trust Governing Documents. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust and the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder. The execution and delivery of this Agreement have been authorized by the AIC Board with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by the AIC Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Trust associated with the Target Fund as provided in the Selling Trust Governing Documents.

14.6.It is expressly agreed that the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property, and all persons dealing with any class of shares of the Acquiring Trust must look solely to the Acquiring Trust property belonging to such class for the enforcement of any claim against the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust and the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder. The execution and delivery of this Agreement have been authorized by the Victory Board with respect to the Acquiring Trust and the Acquiring Fund hereunder, and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Victory Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Trust associated with the Acquiring Fund as provided in the Acquiring Trust's trust instrument and by-laws.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Trust and Acquiring Fund, Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: Secretary, or to Thomson Horstmann & Bryant, Inc., 501 Merritt 7, Norwalk, Connecticut 06851, or to the Selling Trust or the Target Fund, The Advisors' Inner Circle Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: Legal Department, or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

VICTORY PORTFOLIOS,

INDIVIDUALLY AND ON BEHALF OF ITS SERIES

VICTORY THB US SMALL OPPORTUNITIES FUND

By:

Name: Christopher K. Dyer

Title: President

THE ADVISORS' INNER CIRCLE FUND,

INDIVIDUALLY AND ON BEHALF OF ITS SERIES

THB ASSET MANAGEMENT MICROCAP FUND

By:

Name: [•]

Title: [•]

Solely with respect to ARTICLES I (paragraph 3), IX and XIII

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: [•]

Title: [•]

Solely with respect to ARTICLES I (paragraph 3), V and XIII

THOMSON HORSTMANN & BRYANT, INC.

By:

Name: [•]

Title: [•]

[Signature Page to Agreement and Plan of Reorganization]

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EXHIBIT B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

Below is a summary of the relevant differences between the Acquiring Fund's and Acquired Fund's fundamental investment restrictions. The Funds have also adopted certain non-fundamental investment restrictions, as listed under below, which may be changed in connection with the Reorganization by the Board of the Acquiring Trust or the Target Trust, as applicable, without shareholder approval. A complete list of each Fund's fundamental and non-fundamental investment restrictions is also included.

Comparison

Senior Securities

Each Fund has a fundamental investment restriction limiting it from issuing senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Underwriting

Each Fund has a fundamental investment restriction limiting it from underwriting securities issued by others; however, each Fund's exceptions differ. The Acquiring Fund may not underwrite securities issued by others, except to the extent that the Acquiring Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities. The Acquired Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. For purposes of this limitation, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Borrowing

Each Fund has a fundamental investment restriction limiting it from borrowing money, except, with respect to the Acquired Fund, to the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. As a matter of non-fundamental policy, the Acquiring Fund does not intend to borrow money for leveraging purposes.

Real Estate

Each Fund has a fundamental investment restriction limiting it from purchasing or selling real estate, except, with respect to the Acquired Fund, to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Acquiring Fund's limitation is not applicable to investments as a result of direct ownership of securities or other instruments or (i) securities or other instruments are backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This limitation does not preclude the Acquiring Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Lending

Each Fund has a fundamental investment restriction limiting it from making loans, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Commodities

Each Fund has a fundamental investment restriction limiting it from purchasing or selling commodities; however, each Fund's exceptions differ. The Acquired Fund may not purchase or sell commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities

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or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Concentration

Each Fund has a fundamental investment restriction that it will not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. For purposes of this limitation, the SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, except that the Acquired Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) tax- exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Acquired Fund's concentration policy, the Acquired Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. For purposes of calculating concentration of investments in the utility and finance categories, the Acquiring Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Acquiring Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide). This restriction shall not prevent Acquiring Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Diversification

In addition, the Acquired Fund may not purchase securities of an issuer that would cause the Acquired Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Acquiring Fund has a corresponding fundamental investment policy to be classified as a diversified fund.

Acquired Fund

Fundamental Investment Policies and Limitations

In addition to the Fund's investment objective, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1.Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Policies and Limitations of the Fund

The following limitations are non-fundamental and may be changed by the Board without shareholder approval. B-2

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The Fund may not:

1.Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets, the Fund will not make any further investments.

2.Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies and (ii) enter into repurchase agreements.

3.Purchase or sell real estate, except that the Fund may purchase: marketable securities issued by companies which own or invest in real estate (including REITs).

4.Purchase or sell physical commodities or commodities contracts based on physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in physical commodities or commodities contracts based on physical commodities.

5.The Fund may not change its investment strategy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of micro-capitalization companies at the time of purchase without 60 days' prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. Under normal circumstances, if such a change in values or assets causes the Fund to not adhere to a percentage restriction, the Fund will only make investments that will bring it toward meeting such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund's concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re- define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus

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the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Acquiring Fund

Investment Objectives

The Fund's investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund

Unless a policy of the Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of the Fund's outstanding voting securities, the Fund's policies are non-fundamental and may be changed without a shareholder vote.

The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the combined prospectus/proxy statement.

The Fund's classification and sub-classification is a matter of fundamental policy. The Fund is classified as an open-end investment company. The Fund is sub-classified as a diversified investment company, which under the 1940 Act means that, with respect to 75% of the Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, the Fund has elected to be treated as a "regulated investment company" under the Code. To qualify as a regulated investment company, the Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year.

The policies and limitations stated in this Exhibit B supplement the Fund's investment policies set forth in the combined prospectus/proxy statement. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Acquiring Trust's Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.Senior Securities — The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction..

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of the fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a "senior security" for purposes of the 1940 Act. Examples of such transactions and trading practices include: reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short "against the box"); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by the Fund of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund segregates assets or covers the transaction in accordance with applicable SEC or staff guidance and procedures adopted by the Board. In most cases the Fund

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need not physically segregate the assets. Instead, the Fund's custodian may note on the Fund's books the assets that are "segregated." Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, the Fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.Underwriting — The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

3.Borrowing — The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.Real Estate — The Fund may not may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.Lending — The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if the fund's investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.Commodities — The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.Concentration — The Fund may not concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund's net assets in a particular industry or a specified group of industries.

Non-Fundamental Investment Policies and Limitations of the Fund

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. The Fund may not:

1.Illiquid Investments — The Fund may not invest more than 15% of its net assets in illiquid investments.

Rule 22e-4 under the 1940 Act (the "Liquidity Rule") requires the Fund to establish a liquidity risk management program. The Liquidity Rule defines "illiquid investment" as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under the Liquidity Rule, securities offered pursuant to Section 4(a)(2) of the Securities Act, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be

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deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.Short Sales and Purchases on Margin — The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.Other Investment Companies — The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a "fund of funds."

Except as provided in the next paragraph with respect to money market funds and as described further below under "Other Pooled Investment Vehicles," the Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no "sales charge" or "service fee" (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

4.Miscellaneous

a.Concentration — For purposes of calculating concentration of investments in the utility and finance categories, the Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

b.Lending or Borrowing — The Fund does not intend to borrow money for leveraging purposes.

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EXHIBIT C

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND PROCESS

Below is additional information regarding the Acquiring Fund and the Acquired Fund, as indicated below. All references to a Fund or the Funds in this Exhibit C refer to the Acquiring Fund or the Acquiring Fund, respectively, unless otherwise noted. Victory Capital also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Exhibit C as the "Victory Funds."

Additional Information About Strategies and Process of the Acquiring Fund and the Acquired Fund

When selecting securities for the Funds, the investment team attempts to identify securities when, in the investment team's opinion, the market has undervalued the potential of the company with regards to operating structure and profitability; failed to recognize the inherent value on a cost replacement basis; and overlooked the resulting synergies available with respect to a potential acquisition.

The investment team selects investments based on a process, which combines financial analysis and proprietary research to evaluate potential investments' management structure and long-term outlook and business strategies. In constructing each Fund's portfolio, the investment team uses a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. The team's quantitative process screens the potential investment universe to uniquely combine fundamental and valuation factors that are consistent with its investment approach. Candidate companies generally must possess distinguishing characteristics that help define them as leaders within their respective industries, while also demonstrating some form of identifiable positive change in either the underlying business or corporate structure. The investment team aims to anticipate how such positive changes may affect the income statement, balance sheet or market perception of that particular company.

Qualitative analysis is a by-product of a number of sources, including but not limited to the investment team's previous knowledge of a company and/or sector, industry referrals, due diligence such as company visits, as well as general industry research. As part of its qualitative analysis, the investment team focuses not only on the depth and quality of a company's management team, but also on management's economic alignment with the company's shareholders.

A security may be sold when the investment team determines: (i) the security's price is no longer justifiable; (ii) the investment is no longer appropriate for a Fund's portfolio; or (iii) a company has experienced a fundamental deterioration. In addition, a portion of a security holding may be sold if, due to an increase in value, the holding exceeds a pre-determined percentage of the total market value of a Fund's portfolio.

Under adverse, unstable or abnormal market conditions, the Acquiring Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high- quality fixed-income securities, cash and cash equivalents. For cash management purposes, the Acquiring Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause the Acquiring Fund to fail to meet its investment objective and increase the Acquiring Fund's expenses.

Similarly, the Acquired Fund may invest in cash or cash items for investment purposes or pending other investments. These cash items may include a number of money market instruments such as negotiable or non-negotiable securities issued by or short-term deposits with the U.S. and non-U.S. governments and agencies or instrumentalities thereof, bankers' acceptances, high quality commercial paper, repurchase agreements, bank certificates of deposit, and short-term debt securities of U.S. or non-U.S. issuers deemed to be creditworthy by the investment team. The Acquired Fund may also hold interests in investment vehicles that hold cash or cash items. While investments in cash items generally involve relatively low risk levels, they may produce lower than expected returns, and could result in losses.

The investments and strategies described in this combined prospectus/proxy statement relating to the Acquired Fund are those that the Acquired Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Acquired Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Acquired Fund invests in this manner, it may not achieve its investment objective. The Acquired Fund will only do so if the investment team believes that the risk of loss outweighs the opportunity to pursue its investment objective.

A Fund's investment objective and policy to invest under normal market conditions at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the respective Board of Trustees without shareholder

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approval upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes.

The following provides additional information about the Acquiring Fund's principal risks and supplements those risks discussed in the combined proxy statement/prospectus.

Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, common stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company's earnings and may have a preference over common stock on the distribution of a company's assets in the event of bankruptcy or liquidation. Preferred stockholders' liquidation rights are subordinate to the company's debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer's operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions. Rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

Foreign Securities Risk

Foreign Investments Risk — Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk — Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Liquidity Risk — Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. See also Liquidity Risk.

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Currency Risk — Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

Legal Risk — Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Investments in depositary receipts (such as ADRs and GDRs) involve similar risks to investments in foreign securities. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. There may be less information available regarding issuers of securities underlying unsponsored depositary receipt programs and there may not be a correlation between such information and the market value of the depositary receipts. During periods of social, political or economic unrest or instability in a country or region, the value of foreign securities traded on United States' exchanges tied to such country or region, such as ADRs and GDRs, could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the securities underlying the foreign securities are traded.

Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investments at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund's investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Management Risk — The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Micro-Capitalization Stock Risk — The earnings and prospects of micro-capitalization are more volatile than larger companies and may experience higher failure rates than larger companies. Micro-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Short-term trading based on social media generally increases volatility of micro-cap or thinly traded securities without regard to fundamental value or financial results of the issuer of those securities. The Fund's net asset value may be subject to volatility or losses to the extent that investors engage in frequent on-line trading of stocks to the detriment of the Fund's portfolio holdings.

Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, the Fund may focus its investments in one or more sectors, each of which entails associated risks. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a particular sector. Since benchmark sector weights influence the Fund's sector exposure, the Fund may tend to be more heavily weighted in companies in those sectors included in the benchmark.

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Consumer Discretionary Risk — Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Energy Risk — Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund's performance.

Financials Risk — A Fund's investments in companies within the financials sector means that market or economic factors impacting that sector could have a significant effect on the value of a Fund's investments and could make a Fund's performance more volatile. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Healthcare Risk — To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

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Industrials Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Risk — Information technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Producer Durables Risk — Many companies in the producer durables sector convert unfinished goods into finished durables used to manufacture other goods or provide services, including electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include intense competition, consolidation, domestic and international politics, excess capacity, consumer demand and spending trends and the general state of the economy. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

Stock Market Risk — Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock's price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates.

These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may last for extended periods.

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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund's service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Other Strategies of the Acquiring Fund

The investment team may use other types of investment strategies in pursuing the Acquiring Fund's overall investment objective. The following describes the types of securities that the investment team may purchase or investment techniques the investment team may employ that are not considered to be a part of the Acquiring Fund's principal investment strategies. Additional securities and techniques are described in the Acquiring Fund's Statement of Additional Information.

Initial Public Offerings (IPOs)

The Fund may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If the Fund's portfolio manager believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that the Fund will lose money on a investment in an IPO, even in such a case.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. Each loan will be secured continuously by collateral in the form of cash or securities issued by the U.S. government or its agencies or instrumentalities.

Other Risks of the Acquiring Fund

Investment Company Risk — The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the investment team or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

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EXHIBIT D

ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PURCHASING & SELLING SHARES

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Fund. "Choosing a Share Class" below will help you decide whether it would be more to your advantage to buy Class A or Class I. Class I shares are available for purchase only by eligible shareholders.

This section of the combined prospectus/proxy statement also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of the Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

•Trading in the security has been halted;

•The market quotation for the security is clearly erroneous due to a clerical error;

•The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

•An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

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You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-FUND (800-539-3863) or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

When you purchase shares of the Fund, you must choose a share class. The Fund offers Class A and Class I in this combined prospectus/proxy statement. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.

CLASS A

•Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.

•A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within eighteen months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.

•Class A shares also pay ongoing distribution and/or service (12b-1) fees.

•Lower annual expenses than Class C or Class R shares.

CLASS I

•No front-end sales charge or CDSC. All your money goes to work for you right away.

•Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.

•Class I shares are only available to certain investors.

•Typically lower annual expenses than all other classes of shares except Class R6 shares.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund reserves the right to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of

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calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

	Sales	Sales

	Charge	Charge
	as a % of	as a % of
	Offering	Your
Your Investment in the Fund	Price	Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%

	Sales	Sales

	Charge	Charge
	as a % of	as a % of
	Offering	Your
Your Investment in the Fund	Price	Investment
$1,000,000 and above1	0.00%	0.00%

1 A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within eighteen months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of the Fund and any other Victory Fund held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

•Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);

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•Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;

•Right of Accumulation - You may add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day's NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund's Right of Accumulation, you or your Investment Professional must inform the Fund's transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;

•Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;

•Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;

•Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

oPurchases of $1,000,000 or more;

oPurchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");

oPurchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

oPurchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;

oReinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;

oPurchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;

oPurchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");

oPurchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

oInvestors that have an investment account with the Adviser;

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oPurchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and

oIndividuals who reinvest the proceeds of redemptions from Class I shares of the Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within eighteen months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC Reductions and Waivers for Class A Shares

No CDSC is imposed on redemptions of Class A shares in the following circumstances:

•To the extent that the shares redeemed:

oare no longer subject to the holding period for such shares;

oresulted from reinvestment of distributions; or

owere exchanged for shares of another Victory Fund as allowed by this combined prospectus/proxy statement, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•Following the death or post-purchase disability of:

oa registered shareholder on an account; or

oa settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:

orequired minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;

otax free returns of excess contributions or returns of excess deferral amounts;

odistributions on the death or disability of the account holder;

odistributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or

odistributions as a result of separation of service;

oDistributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

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oIn instances where the investor's dealer or institution waived its commission in connection with the purchase and notifies Victory Capital Services, Inc., the Fund's principal underwriter (the "Distributor") prior to the time of investment;

oWhen the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

oParticipant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

•Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

•Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

•Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program; or

•Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

•The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Funds and Fund Service Providers

Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 800-539-FUND (800-539-3863). You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds

P.O. Box 182593

Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to

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any limitations described in this combined prospectus/proxy statement, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

•By Mail — To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

•By Telephone — If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-FUND (800-539-3863) between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

•By Exchange — You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

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•Via the Internet — If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

•By ACH — Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

•By Wire — You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-FUND (800-539-3863) between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

•By Systematic Investment Plan — To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other Purchase Rules You Should Know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, of any other class, of any other Victory Fund or USAA Mutual Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

•Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.

•To exchange between Victory Funds or USAA Mutual Funds, the other Victory Fund or USAA Mutual Fund you wish to exchange into must be eligible for exchange with your Fund.

•Shares of the Victory Fund or USAA Mutual Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

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Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled, "Share Price," then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Fund's share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the combined prospectus/proxy statement. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

•By Telephone — Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

•By Mail — Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

•Via the Internet — You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes and the shareholder may realize a capital gain or loss unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

The easiest way to redeem shares is by calling 800-539-FUND (800-539-3863). When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

•Mail a check to the address of record;

•Wire funds to a previously designated domestic financial institution;

•Mail a check to a previously designated alternate address; or

•Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of

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the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

•Your account registration has changed within the last 15 business days;

•The check is not being mailed to the address on your account;

•The check is not being made payable to the owner of the account;

•The redemption proceeds are being transferred to another Victory Fund account with a different registration; or The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions

•Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.

•We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.

•The Fund may suspend your right to redeem your shares in the following circumstances:

o During non-routine closings of the NYSE;

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oWhen the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

o When the SEC orders a suspension to protect the Fund's shareholders.

•The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.

•The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

•If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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DISTRIBUTIONS AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

•Qualified dividend income received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividend income received by the Fund, subject to certain holding period requirements. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

•You will pay tax on dividends from the Fund whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund.

•Dividends from the Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

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•An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you generally will recognize any gain or loss.

•An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

•Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

•An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes dividends and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

•Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

•Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.

•Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

•The Fund is generally required by law to provide you and the IRS with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

•The Fund may be required to withhold tax from dividends and redemption proceeds if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

•If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund's ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section entitled "TAXES—Foreign Shareholders" in the SAI for details.

•Under the "Foreign Account Tax Compliance Act," unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section entitled "TAXES— Foreign Shareholders" in the SAI for details.

•You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

•The Fund may provide estimated capital gain distribution information through the website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

•Name;

•Date of birth (for individuals);

•Residential or business street address (although post office boxes are still permitted for mailing); and

•Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Victory Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

•Employ "fair value" pricing, as described in this combined prospectus/proxy statement under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

•Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Victory Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short- term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of Victory Capital, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short- term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

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We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this combined prospectus/proxy statement and the SAI of the Fund describe pertinent information about the Trust and the Fund, neither this combined prospectus/proxy statement nor the SAI represents a contract between the Trust or the Fund and any shareholder.

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN

INTERMEDIARIES

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this combined prospectus/proxy statement or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

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•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•Shares acquired through a right of reinstatement

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this Prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529

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program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund's Prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

ACTIVE 264283945v.8

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James")

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James

•Shares purchased in an investment advisory program

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Classes A Shares available at Raymond James

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•Shares acquired through a right of reinstatement

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•Breakpoints as described in this Prospectus

•Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

ACTIVE 264283945v.8

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13- month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A and C shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Shares acquired through a right of reinstatement

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the fund's Prospectus

•Shares purchased in connection with a return of excess contributions from an IRA account

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund's Prospectus.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•Shares acquired through a right of reinstatement

•Shares exchanged into the same share class of a different fund

Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1

•Breakpoints as described in this Prospectus

•Rights of accumulation ("ROA"), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

ACTIVE 264283945v.8

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13- month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

__________________

1Also referred to as an "initial sales charge

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

•Rights of Accumulation (ROA)

o The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation

o ROA is determined by calculating the higher of cost or market value (current shares x NAV)

•Letter of Intent (LOI)

o Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

Sales Charge Waivers

•Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing

•Shares purchased in an Edward Jones fee-based program

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

ACTIVE 264283945v.8

•Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

•Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

Contingent Deferred Sales Charge (CDSC) Waivers

•If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•Death or disability of the shareholder

•Systematic withdrawals with up to 10% per year of account value

•Return of excess contributions from an Individual Retirement Account (IRA)

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•Shares exchanged in an Edward Jones fee-based program

•Shares acquired through NAV reinstatement

Other Important Information

•Minimum Purchase Amounts

o $250 initial purchase minimum

o $50 subsequent purchase minimum

•Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•A fee-based account held on an Edward Jones platform

•A 529 account held on an Edward Jones platform

•An account with an active systematic investment plan or letter of intent (LOI)

•Changing Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. ("OPCO")

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

ACTIVE 264283945v.8

Front-End Sales Charge Waivers on Class A Shares available at OPCO

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by or through a 529 Plan

•Shares purchased through an OPCO affiliated investment advisory program

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

•A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•Employees and registered representatives of OPCO or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this Prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Stifel, Nicolaus & Company, Incorporated ("Stifel")

Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker- dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

ACTIVE 264283945v.8

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures All other sales charge waivers and reductions described elsewhere in the Fund' Prospectus or SAI still apply.

ACTIVE 264283945v.8

EXHIBIT E

COMPARISON OF ORGANIZATIONAL DOCUMENTS AND SHAREHOLDER RIGHTS

The following description is based on relevant provisions of the Delaware Statutory Trust Act (the "Delaware Act"), applicable Massachusetts law and each of the Acquired Trust's and the AIC Trust's operative documents. This summary does not purport to be complete and we refer you to the Delaware Act, applicable Massachusetts law and the relevant entity's operative documents.

In General

The Acquiring Fund is a series of the Acquiring Trust, a statutory trust organized under the laws of the State of Delaware under the name The Victory Portfolios on December 6, 1995. The name of the Acquiring Trust was changed to Victory Portfolios effective August 19, 2015.

The Acquired Fund is a series of the AIC Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on July 18, 1991.

A fund established as a series of a Delaware statutory trust is governed both by the Delaware Act and the trust's governing instrument. The Acquiring Trust is governed by its Second Amended and Restated Trust Instrument, dated as of February 26, 2019 (the "Trust Instrument"), and the Amended and Restated Bylaws, dated as of August 26, 2009 (the "Bylaws"). As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust are generally a function of the terms of the Trust Instrument and the Bylaws. The Acquiring Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust's governing instrument with respect to internal affairs.

A fund organized as a Massachusetts business trust is governed by the trust's declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund's governance in its declaration. The AIC Trust is governed by its Amended and Restated Agreement and Declaration of Trust, dated as of February 18, 1997 (as amended, the "Declaration of Trust"), and Second Amended and Restated Bylaws. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that newer statutory trust laws, such as those of Delaware, provide.

The chart below shows certain provisions of applicable law (where specifically described as such) and the material terms of the Trust Instrument and Bylaws of the Acquiring Trust and the Declaration of Trust and the Bylaws of the AIC Trust. If a provision is not specifically noted to be or described as a provision of applicable law (for example, by specific reference to the Delaware Act), such provision is a term of the Trust Instrument or Bylaws of the Acquiring Trust or the Declaration of Trust or the Bylaws of the AIC Trust.

	Acquiring Trust	AIC Trust

Shareholder	Shareholders of the Acquiring Trust are protected	Shareholders will not be subject to personal liability
Liability	from liability under Delaware Act, which provides	for the obligations of the Acquired Fund or the AIC
	that, except to the extent otherwise provided in the	Trust. The governing instrument for the AIC Trust
	governing instrument of the Acquiring Trust,	also contains an express disclaimer of personal
	shareholders of a Delaware statutory trust are entitled	liability for shareholders. Under Massachusetts law,
	to the same limitation of personal liability as is	shareholders of a business trust could, under certain
	extended to stockholders of a private corporation for	circumstances, be held personally liable as partners
	profit organized under the general corporation law of	for the obligations of the AIC Trust. However, the
	the state of Delaware.	AIC Trust's Declaration of Trust contains an express
disclaimer of shareholder liability for obligations of
	In addition, if any shareholder of a series of the	the Acquired Fund and requires that notice of such
	Acquiring Trust is exposed to liability by reason of a	disclaimer be given in each agreement, obligation or
	claim or demand relating solely to his or her being or	instrument entered into or executed by or on behalf of
	having been a shareholder of such series, and not	the Acquired Fund or the trustees. Moreover, the AIC
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ACTIVE 264283945v.8

	Acquiring Trust	AIC Trust

	because of his or her acts or omissions or for some	Trust's Declaration of Trust provides for
	other reason, the shareholder or former shareholder	indemnification out of the Acquired Fund property
	(or his or her heirs, executors, administrators, or other	for any shareholder held personally liable for the
	legal representatives or in the case of a corporation or	obligations of the Acquired Fund.
other entity, its corporate or other general successor)
shall be entitled to be held harmless from and
indemnified against all loss and expense arising from
such liability but only out of assets belonging to the
particular series of which such person is or was a
shareholder and from or in relation to which such
liability arose.

Shareholder	The Investment Company Act of 1940, as amended	The 1940 Act requires a vote of shareholders on
Voting Rights	(the "1940 Act") requires a vote of shareholders on	matters that Congress has determined might have a
	matters that Congress has determined might have a	material effect on shareholders and their investments.
	material effect on shareholders and their investments.	For example, shareholder consent is required under
	For example, shareholder consent is required under	the 1940 Act to approve new investment advisory
	the 1940 Act to approve new investment advisory	agreements in many cases, an increase in an advisory
	agreements in many cases, an increase in an advisory	fee or a Rule 12b-1 fee, changes to fundamental
	fee or a Rule 12b-1 fee, changes to fundamental	policies, the election of directors or trustees in certain
	policies, the election of directors or trustees in certain	circumstances, and the merger or reorganization of a
	circumstances, and the merger or reorganization of a	fund in certain circumstances, particularly where the
	fund in certain circumstances, particularly where the	merger or consolidation involves an affiliated party.
	merger or consolidation involves an affiliated party.	The AIC Trust's operative documents provide that
The Trust Instrument provides that, as determined by
Acquired Fund shareholders have the right to vote
	the trustees without the vote or consent of	only (1) for the election or removal of Trustees; (2)
	shareholders (except as required by the 1940 Act), on	with respect to any investment adviser as provided in
	any matter submitted to a vote of shareholders, either	the Declaration of Trust; (3) with respect to any
	(i) each whole share is entitled to one vote as to any	termination of the AIC Trust or the Acquired Fund to
	matter on which it is entitled to vote, and each	the extent and as provided in the Declaration of Trust;
	fractional share is entitled to a proportionate	(4) with respect to any amendment of the Declaration
	fractional vote or (ii) each dollar of net asset value	of Trust of the AIC Trust to the extent as provided in
	shall be entitled to one vote on any matter on which	the Declaration of Trust; (5) to the same extent as
	such shares are entitled to vote and each fractional	stockholders of a Massachusetts business corporation
	dollar amount shall be entitled to a proportionate	as to whether or not a court action, proceeding or
	fractional vote.	claim should or should not be brought or maintained
derivatively or as a class action on behalf of the AIC
	The shareholders have the power to vote only (i) for	Trust or the shareholders; and (6) with respect to such
	the election or removal of trustees to the extent	additional matters relating to the AIC Trust as may be
	provided in the Trust Instrument, (ii) with respect to	required by law, by the Declaration of Trust, by the
	any investment advisory contract as required under	Bylaws or by any registration of the AIC Trust with
	the 1940 Act, or other law, contract or order	the SEC or any state, or as the trustees may consider
	applicable to the Acquiring Trust, (iii) with respect to	necessary or desirable.
an amendment of the Trust Instrument as may be
	required by law or by the Acquiring Trust's	Each whole share will be entitled to one vote as to any
	registration statement filed with the SEC and on any	matter on which it is entitled to vote and each
	amendment submitted to them by the trustees, and	fractional share will be entitled to a proportionate
	(iv) with respect to such additional matters relating to	fractional vote.
the Acquiring Trust as may be required by law, by the
	Trust Instrument, or by any registration of the	Notwithstanding any other provisions of the
	Acquiring Trust with the SEC or any state, or as the	Declaration of Trust, or any matter submitted to a
	trustees may consider desirable.	vote of shareholders, all shares of the AIC Trust then
entitled to vote will be voted by individual series or
	Notwithstanding the foregoing, the trustees may take	class, except (1) when required by the 1940 Act,
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ACTIVE 264283945v.8

Acquiring Trust	AIC Trust

action without a shareholder vote if (i) the trustees	shares shall be voted in the aggregate and not by
have obtained an opinion of counsel that a vote or	individual series or class, and (2) when the trustees
approval of such action by shareholders is not	have determined that the matter affects only the
required under the 1940 Act or any other applicable	interests of one or more series or class, then only
laws, or any registrations, undertakings, or	shareholders of such series or class will be entitled to
agreements of the Acquiring Trust known to such	vote thereon. There will be no cumulative voting in
counsel, and (ii) if the trustees determine that the	the election of trustees.
taking of such action without a shareholder vote
would be consistent with the best interests of the
shareholders (considered as a group).
There is no cumulative voting in the election of
trustees.
On any matter submitted to a vote of shareholders, all
shares will be voted separately by individual series,
and whenever the trustees determine that the matter
affects only certain series, may be submitted for a
vote by only such series, except (i) when required by
the 1940 Act, shares shall be voted in the aggregate
and not by individual series and (ii) when the trustees
have determined that the matter affects the interests
of more than one series and that voting by
shareholders of all series would be consistent with the
1940 Act, then the shareholders of all such series shall
be entitled to vote thereon (either by individual series
or by shares voted in the aggregate, as the trustees in
their discretion may determine). The trustees may
also determine that a matter affects only the interests
of one or more classes of a series, in which case (or if
required under the 1940 Act) such matter shall be
voted on by such class or classes.
Subject to applicable federal law including the 1940
Act, and except as otherwise determined by the
trustees, upon redemption, redeemed shares shall no
longer be deemed outstanding or carry any voting
rights irrespective of whether a record date for any
matter on which such shares were entitled to vote had
been set on a date prior to the date on which such
shares were redeemed. In making a determination as
to whether redeemed shares shall be deemed
outstanding and carry any voting rights with respect
to any matter on which such shares were entitled to
vote prior to redemption, subject to applicable federal
law including the 1940 Act, the trustees may, among
other things, determine that shares redeemed between
the record date set for any matter on which such
shares were entitled to vote and the meeting date for
such matter shall be deemed to be outstanding and
retain voting rights notwithstanding such redemption,
which determination may be made for any reason
including if the trustees determine that it would not
be reasonably practicable to obtain a quorum if all of
the shares redeemed after the record date for such
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ACTIVE 264283945v.8

	Acquiring Trust	AIC Trust

matter and before the meeting date no longer were
deemed outstanding and carried any voting rights.

Shareholder	The Acquiring Trust is not required to hold annual	The AIC Trust is not required to hold annual meetings
Meetings, Quorum	meetings of shareholders.	of shareholders.
and Vote
Requirements	Special shareholder meetings may be called by the	Special meetings of shareholders may be called by the
	trustees and shall be called by the trustees upon the	trustees, by the president or, if the trustees and the
	written request of shareholders owning at least one	president shall fail to call any meeting of shareholders
	tenth of the outstanding shares of the Acquiring Trust	for a period of 30 days after written application of one
	entitled to vote.	or more shareholders who hold at least 25% of all
shares issued and outstanding and entitled to vote at
	One-third of shares outstanding and entitled to vote in	the meeting, then such shareholders may call such
	person or by proxy as of the record date for a	meeting.
shareholders' meeting shall be a quorum for the
	transaction of business at such shareholders' meeting,	Except as otherwise provided by the 1940 Act, a
	except that where any provision of law or of the Trust	majority of the shares entitled to vote shall be a
	Instrument permits or requires that holders of any	quorum for the transaction of business at a
	series of shares shall vote as a series (or that holders	shareholders' meeting, except that where any
	of a class shall vote as a class), then one-third of the	provision of law or of the Declaration of Trust permits
	aggregate number of shares of that series (or that	or requires that holders of any series or class shall
	class) entitled to vote shall be necessary to constitute	vote as a series or class, then a majority of the
	a quorum.	aggregate number of shares of that series or class
entitled to vote shall be necessary to constitute a
	Except when a larger vote is required by law or by	quorum for the transaction of business by that series
	any provision of the Trust Instrument or the Bylaws,	or class. If a quorum is present at any meeting, a
	a majority of the shares voted in person or by proxy	majority of the shares voted decide such matter voted
	shall decide any questions and a plurality shall elect a	upon, except a plurality vote is necessary for the
	trustee, provided that where any provision of law or	election of Trustees, provided that where any
	of the Trust Instrument permits or requires that the	provision of law or of the Declaration of Trust permits
	holders of any series shall vote as a series (or that the	or requires that the holders of any series or class shall
	holders of any class shall vote as a class), then a	vote as a series or class, then a majority of the shares
	majority of the shares present in person or by proxy	of that series or class voted on the matter shall decide
	of that series (or class), voted on the matter in person	that matter insofar as that series or class is concerned.
or by proxy shall decide that matter insofar as that
series (or class) is concerned.
Shareholders may act by unanimous written consent,
to the extent not inconsistent with the 1940 Act, and
any such actions taken by a series (or class) may be
consented to unanimously inwriting by shareholders
of that series (or class).

Shareholder	Any action taken by shareholders may be taken	Any action taken by shareholders may be taken
Consent	without a meeting if all shareholders entitled to vote	without a meeting if a majority of shareholders
	on the matter consent to the action in writing and the	entitled to vote on the matter (or such larger votes as
	written consents are filed with the records of meetings	shall be required by any provision of the Declaration
	of shareholders of the Acquiring Trust. The consent	of Trust or the Bylaws) consent to the action in
	will be treated for all purposes as a vote taken at a	writing and such written consents are filed with the
	meeting of shareholders held at the principal place of	records of the meetings of shareholders. Such consent
	business of the Acquiring Trust.	shall be treated for all purposes as a vote taken at a
meeting of shareholders.

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	Acquiring Trust	AIC Trust

Notice to	Written notice shall be sent, by first class mail or such	A written notice of each meeting of shareholders,
Shareholders of	other means determined by the trustees, at least 10	stating the place, date and hour and the purposes of
Record Date	days prior to the meeting. The trustees may close the	the meeting, shall be given at least seven days before
	share transfer books of the Acquiring Trust for a	the meeting to each shareholder entitled to vote
	period not exceeding 90 days preceding the date of	thereat by leaving such notice with him or at his
	any meeting of shareholders or, in lieu of closing the	residence or usual place of business or by mailing it,
	share transfer books, the trustees may fix in advance	postage prepaid, and addressed to such shareholder at
	a date, not exceeding 90 days preceding the date of	his address as it appears in the records of the AIC
	any meeting of shareholders as a record date for the	Trust.
determination of the shareholders entitled to notice
	of, and to vote at, any such meeting.	The trustees may fix in advance a time, which shall
not be more than 90 days before the date of any
meeting of shareholders, as the record date for
determining the shareholders having the right to
notice and to vote at such meeting and any
adjournment thereof, and in such case only
shareholders of record on such record date shall have
such right, notwithstanding any transfer of shares on
the books of the AIC Trust after the record date.

Shareholder	Shares may be voted in person or by proxy. A proxy	Shares may be voted in person or by proxy.
Proxies	with respect to shares held in the name of two or more
	persons will be valid if executed by any one of them	A proxy with respect to shares held in the name of
	unless at or prior to exercise of the proxy the	two or more persons shall be valid if executed by any
	Acquiring Trust receives a specific written notice to	one of them unless at or prior to the exercise of the
	the contrary from any one of them. A proxy	proxy the AIC Trust receives a specific written notice
	purporting to be exercised by or on behalf of a	to the contrary from any one of them. A proxy
	shareholder will be deemed valid unless challenged at	purporting to be executed by or on behalf of a
	or prior to its exercise and the burden of proving	shareholder shall be deemed valid unless challenged
	invalidity rests on the challenger.	at or prior to its exercise and the burden of proving
invalidity shall rest on the challenger.

Trustee Power to	Except as specifically provided in the Trust	The Declaration of Trust may be amended at any time
Amend	Instrument, the trustees may, without shareholder	by an instrument in writing signed by a majority of
Organizational	vote, amend or otherwise supplement the Trust	the then trustees when authorized to do so by a vote
Document	Instrument by making an amendment, a Trust	of shareholders holding a majority of the shares
	Instrument supplement, or an amended and restated	entitled to vote, except that an amendment which
	trust instrument; provided that shareholders shall	shall affect the holders of one or more series or
	have the right to vote (a) on any amendment as may	classes of shares but not the holders of all outstanding
	be required by law or by the Acquiring Trust's	series as classes shall be authorized by vote of the
	registration statement filed with the SEC and (b) on	shareholders holding a majority of the shares entitled
	any amendment submitted to them by the trustees.	to vote of each series or classes affected and no vote
of shareholders of a series or of classes not affected
	The Bylaws may be altered, amended or repealed, or	shall be required. Amendments having the purpose of
	new Bylaws may be adopted by (a) a vote of holders	changing the name of the AIC Trust or of supplying
	of the majority of the outstanding shares entitled to	any omission, curing any ambiguity or curing,
	vote or (b) by the trustees, provided, however, that no	correcting or supplementing any defective or
	Bylaw may be amended, adopted or repealed by the	inconsistent provision contained in the Declaration of
	trustees if such amendment, adoption or repeal is	Trust shall not require authorization by shareholder
	required by the 1940 Act to be submitted to a vote of	vote.
	the shareholders.	The Bylaws may be amended or repealed, in whole or

in part, by a majority of the trustees then in office at
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ACTIVE 264283945v.8

	Acquiring Trust				AIC Trust

any meeting of the trustees, or by one or more
writings signed by such majority.

Termination of	The trustees may dissolve and liquidate the Acquiring				The AIC Trust may be terminated at any time by vote
Trust	Trust, any series or class at any time without				of shareholders holding at least a majority of the
	shareholder approval.				shares entitled to vote or by the trustees by written
notice to the shareholders. Any series of shares may
be terminated at any time by vote of shareholders
holding at least a majority of the shares of such series
entitled to vote or by the trustees by written notice to
the shareholders of such series.

Merger or	The trustees may (i) cause the Acquiring Trust to				The Acquired Fund may (1) consolidate or merge
Consolidation	merge or consolidate with or into, or convert into, one				with one or more other trusts, partnerships,
	or more trusts, partnerships, associations,				associations or corporations, including any series or
	corporations, limited liability companies or other				class thereof, organized under the laws of the
	business entities so long as the surviving or resulting				Commonwealth of Massachusetts or any other state
	entity is an open-end management investment				of the United States; or (2) transfer a substantial
	company under the 1940 Act, or is a series thereof,				portion of its assets to one or more other trusts,
	that will succeed to or assume the Acquiring Trust's				partnerships, associations or corporations, including
	registration under the 1940 Act and which is formed,				any series or class thereof, organized under the laws
	organized or existing under the laws of a state,				of the Commonwealth of Massachusetts or any other
	commonwealth, possession or colony of the United				state of the United States, any such consolidation,
	States or (ii) cause the Acquiring Trust to incorporate				merger or transfer to be upon such terms and
	under the laws of Delaware.				conditions as are specified in an agreement and plan
of reorganization authorized and approved by the
	In addition, the trustees may, subject to a vote of a				trustees and entered into by the relevant series in
	majority of the trustees and any shareholder vote				connection therewith. Any such consolidation,
	required under the 1940 Act, if any, cause the				merger or transfer may be authorized by vote of a
	Acquiring Trust to merge or consolidate with or into				majority of the trustees then in office without the
	one, or convert into, one or more trusts, partnerships,				approval of shareholders of any series.
	associations,	limited	liability	companies,
corporations or other business entities formed,
organized or existing under the laws of a state,
commonwealth, possession, or colony of the United
States.

Composition of the	The number of trustees shall be such number as shall				The AIC Trust Board shall be composed of between
Board of Trustees	be fixed from time to time by a majority of the				no less than three nor more than fifteen Trustees, each
	trustees, provided, however, that the number of				of whom shall hold office during the lifetime of the
	trustees shall in no event be less than two (2).				AIC Trust or until the election and qualification of his
or her successor, or until he or she sooner dies, resigns
	Trustees may be removed, with or without cause, at				or is removed.
	any meeting of shareholders of the Acquiring Trust				By vote of the shareholders holding a majority of the
by a vote of shareholders owning at least two-thirds
	of the outstanding shares of the Acquiring Trust. Any				shares entitled to vote, the shareholders of the AIC
	trustee may be removed, with or without cause, at any				Trust may remove a trustee with or without cause. By
	time by written instrument, signed by at least two-				vote of a majority of the trustees then in office, the
	thirds of the number of trustees prior to such removal.				trustees may remove a trustee.

Trustee Liability	The trustees shall not, when acting in such capacity,				The trustees shall not be responsible or liable in any
	be personally liable to any person other than the				event for any neglect or wrongdoing of any officer,
	Acquiring Trust or the shareholders for any act,				agent, employee, investment adviser or administrator,
	omission, or obligation of the Acquiring Trust, any				principal underwriter or custodian, nor shall any
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	Acquiring Trust	AIC Trust

	trustee or any officer of the Acquiring Trust. The	trustee be responsible for the act or omission of any
	trustees shall not be liable for any act or omission or	other trustee, but nothing contained in the Declaration
	any conduct whatsoever in his or her capacity as	of Trust shall protect any trustee against any liability
	trustee of the Acquiring Trust, provided that nothing	to which he or she would otherwise be subject by
	contained in the Trust Instrument or in the Delaware	reason of willful misfeasance, bad faith, gross
	Act shall protect any trustee of the Acquiring Trust	negligence or reckless disregard of the duties
	against any liability to the Acquiring Trust or to	involved in the conduct of his or her office.
shareholders to which he or she would otherwise be
subject by reason of willful misfeasance, bad faith,
gross negligence, or reckless disregard of the duties
involved in the conduct of the office of trustee of the
Acquiring Trust.

Trustee	A trustee of the Acquiring Trust shall be indemnified	A trustee or officer of the AIC Trust shall be
Indemnification	by the Acquiring Trust to the fullest extent permitted	indemnified by the AIC Trust to the fullest extent
	by law against liability and against all expenses	permitted by law for any claim or action in which he
	reasonably incurred or paid by him or her in	or she becomes involved as a party or otherwise by
	connection with any claim or action in which he or	virtue of his being or having been a trustee or officer
	she becomes involved as a party or otherwise by	and against amounts paid or incurred by him or her in
	virtue of his or her being or having been a trustee and	settlement thereof. No indemnification shall be
	against amounts paid or incurred by him or her in the	provided to a trustee or officer: (a) against any
	settlement thereof. However, no indemnification is	liability to the AIC Trust or its shareholders by reason
	provided to a trustee to be liable to the Acquiring	of a final adjudication by the court or other body
	Trust or its shareholders by reason of willful	before which the proceeding was brought that he or
	misfeasance, bad faith, gross negligence, or reckless	she engaged in willful misfeasance, bad faith, gross
	disregard of the duties involved in the conduct of his	negligence or reckless disregard of the duties
	or her office or not to have acted in good faith in the	involved in the conduct of his or her office; (b) with
	reasonable belief that his or her action was in the best	respect to any matter as to which he or she shall have
	interest of the Acquiring Trust; or in the event of a	been finally adjudicated not to have acted in good
	settlement, unless there has been a determination that	faith in the reasonable belief that his or her action was
	such trustee did not engage in willful misfeasance,	in the best interests of the AIC Trust; or (c) in the
	bad faith, gross negligence, or reckless disregard of	event of a settlement or other disposition not
	the duties involved in the conduct of his or her office.	involving a final adjudication (as provided in (a) or
(b) above) and resulting in a payment by a trustee or
officer, unless there has been either a determination
that such trustee or officer did not engage in willful
misfeasance, bad faith, gross negligence or reckless
disregard of the duties involved in the conduct of his
or her office by the court or other body approving the
settlement or other disposition or a reasonable
determination, based on a review of readily available
facts(as opposed to a full trial-type inquiry) that he
did not engage in such conduct: (i) by a vote of a
majority of the Disinterested Trustees acting on the
matter (provided that a majority of the disinterested
trustees then in office act on the matter); or (ii)by
written opinion of independent legal counsel.

Inspection of	The original or a copy of the Trust Instrument and of	The original or a copy of the Declaration of Trust and
Books and	each amendment thereto is kept at the office of the	of each amendment thereto shall be kept at the office
Records	Acquiring Trust where it may be inspected by any	of the AIC Trust where it may be inspected by any
	shareholder.	shareholder.
The Bylaws provide that the trustees shall determine
whether and to what extent, at what times and places,
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ACTIVE 264283945v.8

	Acquiring Trust	AIC Trust

and under what conditions and regulations the
accounts and books of the Acquiring Trust shall be
open for shareholder inspection, and no shareholder
shall have any right to inspect any account or book or
document of the Acquiring Trust except as conferred
by law or otherwise by the trustees or by resolution of
shareholders.

Involuntary	The trustees may require shareholders to redeem	The AIC Trust may purchase, repurchase or redeem
Redemption of	shares for any reason under terms set by the trustees,	Shares in accordance with such other methods, upon
Accounts	including, but not limited to, (i) the determination of	such other terms and subject to such other conditions
	the trustees that direct or indirect ownership of shares	as the trustees may from time to time authorize at a
	of any series has or may become concentrated in such	price not exceeding the net asset value of such shares
	shareholder to an extent that would disqualify any	in effect when the purchase or repurchase or any
	series as a regulated investment company under the	contract to purchase or repurchase is made.
Internal Revenue Code of 1986, as amended, (ii) the
failure of a shareholder to supply a tax identification
number if required to do so, or to have the minimum
investment required, (iii) the failure of a shareholder
to pay when due for the purchase of shares issued to
him, or (iv) the shares owned by such shareholder
being below the minimum investment set by the
trustees, from time to time, for investments in the
Acquiring Trust or in such series or classes, as
applicable.
The trustees or their authorized agents may establish,
from time to time, one or more minimum investment
amounts for shareholder accounts, which may differ
within and among any series or class, and may impose
account fees on (which may be satisfied by
involuntarily redeeming the requisite number of
shares in any such account in the amount of such fee),
and/or require the involuntary redemption of shares
held in, those accounts the net asset value of which
for any reason falls below such established minimum
investment amounts, or may authorize the Acquiring
Trust to convert any such shares in such account to
shares of another series or class (whether of the same
or a different series), or take any other such action
with respect to minimum investment amounts as may
be deemed necessary or appropriate by the trustees or
their authorized agents, in each case upon such terms
as shall be established by the trustees or their
authorized agents.

Derivative Actions	The Delaware Act permits a beneficial owner to bring	Massachusetts has what is commonly referred to as a
	a derivative action in the right of a statutory trust to	"universal demand statute," which requires that a
	recover a judgment in its favor if persons with the	shareholder make a written demand on the board,
	authority to do so have refused to bring the action or	requesting the board members to bring an action,
	if an effort to cause those persons to bring the action	before the shareholder is entitled to bring or maintain
	is not likely to succeed, but that right may be subject	a court action or claim on behalf of the entity.
to such additional standards and restrictions as are set
	forth in the Trust Instrument and Bylaws.	The AIC Trust's operative documents provide that
shareholders of the AIC Trust have the power to vote
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ACTIVE 264283945v.8

	Acquiring Trust				AIC Trust

The Trust Instrument provides that, in addition to the					as to whether or not a court action, proceeding or
requirements set forth in Section 3816 of the					claim should or should not be brought or maintained
Delaware Act, a shareholder may bring a derivative					derivatively or as a class action on behalf of the AIC
action on behalf of the Acquiring Trust only if the					Trust or its shareholders. Such shareholders have the
	following conditions are met:				power to vote to the same extent as the stockholders
The shareholder must make a pre-suit demand upon					of a Massachusetts corporation.

the trustees to bring the subject action unless an effort
to cause the trustees to bring such an action is not
likely to succeed. For purposes of the foregoing, a
demand on the trustees shall only be deemed not
likely to succeed and therefore excused if a majority
of the board of trustees, or a majority of any
committee established to consider the merits of such
action is composed of trustees who are not
"independent trustees" (as such term is defined in the
Delaware Act).
Unless a demand is not required as described the
immediately	preceding	sentence	and	the
corresponding provisions of the Trust Instrument,
shareholders eligible to bring such derivative action
under the Delaware Act who collectively hold at least
10% of the total combined net asset value of the
outstanding shares of the Acquiring Trust, or 10% of
the total combined net asset value of the outstanding
shares of the series or class to which such action
relates if it does not relate to all series and classes,
shall join in the request for the trustees to commence
such action.

Unless a demand is not required as set forth above and in the corresponding provisions of the Trust Instrument, the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Acquiring Trust for the expense of any such advisors in the event that the trustees determine not to bring such action.

For purposes of the foregoing, the board of trustees may designate a committee of one trustee to consider a shareholder demand if necessary to create a committee with a majority of trustees who do not have a personal financial interest in the transaction at issue. In addition to all suits, claims or other actions (collectively, "claims") that under applicable law must be brought as derivative claims, each shareholder of the Acquiring Trust or any series or class agrees that any claim that affects all shareholders of a series or class equally, that is, proportionately based on their number of shares in

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ACTIVE 264283945v.8

Acquiring Trust	AIC Trust

such series or class, must be brought as a derivative claim subject to the applicable provisions of the Trust Instrument irrespective of whether such claim involves a violation of the shareholders' rights under the Trust Instrument or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim.

* * *

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing the Acquiring Trust, the Acquiring Fund, the AIC Trust and the Acquired Fund, and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

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ACTIVE 264283945v.8

EXHIBIT F

PRINCIPAL HOLDERS

To the knowledge of the Acquired Fund, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of the Acquired Fund, as of [ ], 2021.

To the best of its knowledge, THB is not aware of any other shareholders who beneficially own more than 25% of the outstanding shares of the Acquired Fund as of [ ], 2021.

[to be included by amendment]

F-1

ACTIVE 264283945v.8

EXHIBIT G

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

The tables that follow present performance information about the Acquired Fund. The information is intended to help you understand the Acquired Fund's financial performance for the past five fiscal years. Some of this information reflect financial information for a single Acquired Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by [ ], independent registered public accounting firm of the Acquired Fund. The financial statements and the unqualified opinion of [ ] are included in the 2020 Annual Report of the Acquired Fund, which is available upon request by calling the Acquired Fund at 1-855-THB-FUND.

[to be included by amendment]

G-1

ACTIVE 264283945v.8

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [ ], 2021

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2021

THB Asset Management MicroCap Fund,

a series of THE ADVISOR'S INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(855) THB-FUND

In exchange for shares of the corresponding shares of

Victory THB US Small Opportunities Fund,

a series of VICTORY PORTFOLIOS

4900 Tiedeman Road

Brooklyn, Ohio 44144

(800)-539-3863

This Statement of Additional Information ("SAI"), dated [	], 2021 is not a prospectus and should be read in
conjunction with the combined prospectus/proxy statement dated [	], 2021 (the "Prospectus/Proxy Statement")

related to the reorganization of THB Asset Management MicroCap Fund (the "Acquired Fund"), a series of The Advisors' Inner Circle Fund (the "AIC Trust), into Victory TBH US Small Opportunities Fund (the "Acquiring Fund"), a series of Victory Portfolios (the "Acquiring Trust"). The Prospectus/Proxy Statement may be obtained from the Acquiring Trust on behalf of the Acquiring Fund, by writing or calling the Acquiring Trust at the address and telephone number shown above.

The Acquired Fund and the Acquiring Fund are each referred to as a "Fund" and collectively referred to as the "Funds."

ACTIVE 264283945v.8

GENERAL INFORMATION

Victory Portfolios (the "Trust") was organized as a Delaware statutory trust (formerly referred to as a "business trust") on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 51 series.

This SAI relates to the shares of the Acquiring Fund and its classes. The Acquiring Fund has been newly formed for the purposes of completing the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization will involve the transfer and delivery of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by such Acquiring Fund of all liabilities of the Acquired Fund and newly-issued shares of such Acquiring Fund (the "Acquiring Fund Shares"). Acquiring Fund Shares will then be distributed pro rata by the Acquired Fund to its shareholders. All of the outstanding shares of the Acquired Fund will be redeemed and the Acquired Fund will be terminated, dissolved and liquidated as a series of the AIC Trust. The Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization. Upon completion of the Reorganization, the Class A and Class I shares of the Acquiring Fund, as applicable, will assume the performance, financial and other historical information of the Investor Class and Institutional Class shares of the Acquired Fund, respectively.

Capitalized terms not defined herein are used as defined in the Prospectus/Proxy Statement. No investment in shares of a Fund should be made without first reading the Prospectus/Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated by referenced into this SAI:

The Statement of Additional Information of the Acquired Fund, dated [ ], (File No. 033-42484), filed with the Securities and Exchange Commission ("SEC") on [ ], as supplemented through the date of the Prospectus/Proxy Statement. Additional copies of the foregoing Statement of Additional Information of the Acquired Fund may be obtained by writing the [ ], or by calling [ ].

The Annual Report to Shareholders of the Acquired Fund, dated October 31, 2020 (File No. 033-42484), filed with the SEC on January 11, 2021.

The Statement of Additional Information of the Acquiring Fund is included as Appendix I.

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2020, which has been filed with the SEC. This report contains historical financial information regarding the Acquired Fund. The financial statements therein and the report of independent registered public accountants therein are incorporated herein by reference.

This SAI does not contain financial statements or pro forma financial statements for the Acquiring Fund because the Acquiring Fund will not commence operations until the consummation of the Reorganization, at which time the Acquiring Fund will assume the performance, financial and other historical information of its Acquired Fund. After the Reorganization, the Acquired Fund will be the accounting survivor.

SUPPLEMENTAL INFORMATION

A table showing the currents fees and expenses of the Acquired Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the "Comparison of the Acquired Fund and Acquiring Fund—Comparison of Current and Pro Forma Expenses" section of the Prospectus/Proxy Statement.

ACTIVE 264283945v.8

The Reorganization will not result in a material change to the Acquired Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

ACTIVE 264283945v.8

Appendix I

VICTORY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

	Class A	Class I
Victory THB US Small Opportunities Fund	THBVX	THBIX

(the "Fund")

A series of Victory Portfolios (the "Trust")

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's prospectus, dated [ ], 2021, as it may be amended or supplemented from time to time (the "Prospectus"). The SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539-3863) or at www.VictoryFunds.com.

This SAI incorporates by reference the financial statements of the predecessor of the Fund, THB Asset Management MicroCap Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund, for the fiscal year ended October 31, 2021 contained in the Predecessor Fund's October 31, 2021 Annual Report, including the Financial Highlights and the related report of Ernst & Young LLP, the Predecessor Fund's independent registered public accounting firm. You may obtain a copy of the Predecessor Fund's most recent Annual Report at no charge by writing to the address or calling the phone number noted above. The Predecessor Fund's most recent Annual Report is also available at no charge at www.VictoryFunds.com.

TABLE OF CONTENTS
GENERAL INFORMATION	3
INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	6
DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES	38
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	41
MANAGEMENT OF THE TRUST	45
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	51
RULE 12b-1 DISTRIBIUTION AND SERVICE PLANS	58
CODES OF ETHICS	59
PROXY VOTING POLICIES AND PROCEDURES	60
PORTFOLIO TRANSACTIONS AND BROKERAGE	60
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	63
TAXES	64
ADDITIONAL INFORMATION	74
APPENDIX A	A-1
APPENDIX B	A-10

ACTIVE 264283945v.8

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 43 series of units of beneficial interest ("shares").

Victory Capital Management Inc. (the "Adviser" or "Victory Capital") is the Fund's investment adviser. The Fund's investment objective, restrictions and policies are more fully described below and in the Fund's Prospectus. The Trust's Board of Trustees (the "Board" or "Trustees") may organize and offer shares of a new fund, or a new share class of an existing fund, or liquidate a fund or share class at any time.

This SAI relates to the shares of 1 series of the Trust (the "Fund") and its share classes. The Fund has been newly formed for the purposes of completing a reorganization ("Reorganization") with THB Asset Management MicroCap Fund, a series of The Advisors' Inner Circle Fund, a registered investment company (such series, the "Predecessor Fund").

The Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization, anticipated on or about [ ], 2021. Upon completion of the Reorganization, the Class A and Class I shares of the Fund, as applicable, will assume the performance, financial and other historical information of the Investor Class Shares and Institutional Class Shares of the Predecessor Fund, respectively. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Fund.

Much of the information contained in this SAI expands on subjects discussed in the Fund's Prospectus. Capitalized terms not defined herein are used as defined in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

The Fund's investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund

Unless a policy of the Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of the Fund's outstanding voting securities, the Fund's policies are non- fundamental and may be changed without a shareholder vote.

The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund's Prospectus.

The Fund's classification and sub-classification is a matter of fundamental policy. The Fund is classified as an open- end investment company. The Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (the "1940 Act") means that, with respect to 75% of the Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, the Fund has elected to be treated as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must meet certain

ACTIVE 264283945v.8

diversification requirements as determined at the close of each quarter of each taxable year. The Code's diversification test is described in "Taxes."

The policies and limitations stated in this SAI supplement the Fund's investment policies set forth in the Fund's Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust's Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Fund

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.Senior Securities

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of the fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a "senior security" for purposes of the 1940 Act. Examples of such transactions and trading practices include: reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short "against the box"); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by the Fund of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund segregates assets or covers the transaction in accordance with applicable SEC or staff guidance and procedures adopted by the Board. In most cases the Fund need not physically segregate the assets. Instead, the Fund's custodian may note on the Fund's books the assets that are "segregated." Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, the Fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.Underwriting

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

3.Borrowing

The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

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The Fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4. Real Estate

The Fund may not may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5. Lending

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if the fund's investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.Concentration

The Fund may not concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund's net assets in a particular industry or a specified group of industries.

Non-Fundamental Investment Policies and Limitations of the Fund. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. The Fund may not:

1.Illiquid Investments

The Fund may not invest more than 15% of its net assets in illiquid investments.

Rule 22e-4 under the 1940 Act (the "Liquidity Rule") requires the Fund to establish a liquidity risk management program. The Liquidity Rule defines "illiquid investment" as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition

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significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under the Liquidity Rule, securities offered pursuant to Section 4(a)(2) of the Securities Act, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.Short Sales and Purchases on Margin

The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.Other Investment Companies

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a "fund of funds."

Except as provided in the next paragraph with respect to money market funds and as described further below under "Other Pooled Investment Vehicles," the Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or

(3) invest more than 10% of its total assets in the securities of other investment companies.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either:

(1)the Fund pays no "sales charge" or "service fee" (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

4.Miscellaneous

a. Concentration

For purposes of calculating concentration of investments in the utility and finance categories, the Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

e.Lending or Borrowing

The Fund does not intend to borrow money for leveraging purposes.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Unless a strategy or policy described below is specifically prohibited with respect to the Fund by the investment restrictions listed in the Prospectus, under "Investment Objectives, Policies and Limitations" in this SAI, or by applicable law, the Fund may, but will not necessarily, engage in each of the practices described below.

The Fund may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for

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the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund's Prospectus and this SAI.

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. (See "International and Foreign Investments" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with the Fund's investment objective.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividend rights and preferred stocks typically do not have voting rights. Convertible preferred stock is a class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets and is convertible into common stock.

Royalty Trusts. Royalty trusts are structured similarly to Real Estate Investment Trusts ("REITs"). A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Exchange-Traded Funds ("ETFs"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An index (or "passive") ETF holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a particular market or to manage cash flows. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See "Other Pooled Investment Vehicles" below.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. See also "Convertible and Exchangeable Debt Obligations."

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non- convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of, among other reasons: factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services; factors affecting an entire industry, such as increases in production costs; and changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates (see "Recent Market Conditions and Events"). Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Securities of Smaller-Capitalization Companies. While historically small- and mid-capitalization company stocks have outperformed the stocks of larger companies, the stocks of smaller companies have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Smaller-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because smaller-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than larger companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of

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holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Debt or Fixed Income Securities

Debt or fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Corporate Obligations. Corporate debt obligations include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of the Fund's securities will not affect cash income derived from these securities but may affect the Fund's net asset value per share. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without

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some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligations or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

The Fund may invest in securities convertible into common stock, such as convertible bonds, convertible notes, and convertible preferred stocks. In making investment decisions involving convertible securities, the Adviser considers the attractiveness of the underlying common stock, the financial condition of the issuer, the effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

Short-Term Corporate Obligations. Corporations and other business organizations may issue short-term obligations in order to finance their short-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Demand Features. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of

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less than nine months and fixed rates of return. In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. The Fund will only purchase commercial paper that is rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund's rating criteria, the Fund may require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, the Fund may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Adviser at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition.

Short-Term Funding Agreements. Short-term funding agreements (sometimes referred to as guaranteed investment contracts or "GICs") are issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment and subject to the restrictions on investing in illiquid investments. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Variable and Adjustable Rate Debt Securities

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Fund also may invest in participation variable rate demand notes, which provide the Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated

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variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, pursuant to guidelines approved by the Board, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1.A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2.A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3.A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4.A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

Extendible Debt Securities are securities that can be retired at the option of the Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The Fund's custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include U.S. Treasury receipts ("TRs"), U.S. Treasury investment growth receipts ("TIGRs"), and certificates of accrual on U.S. Treasury securities ("CATS").

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason,

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zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. This fluctuation increases in accordance with the length of the period to maturity.

Investment Grade and High Quality Securities. The Fund may invest in "investment grade" obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) the Government National Mortgage Association ("GNMA"); (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation;

(K)the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority; (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority ("TVA"), a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

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Municipal Obligations. The Fund may invest in municipal securities. Municipal securities are obligations,

typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions. Moreover, changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Subsequent to its purchase by the Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund. To the extent that the ratings given by Moody's or S&P for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Municipal bonds are generally considered riskier investments than U.S. Treasury securities. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on

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municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Mortgage- and Other Asset-Backed Securities

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which the Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the pay-down characteristics of the underlying financial assets that are passed through to the security holder. The value of asset- backed securities, including those issued by structured investment vehicles ("SIVs"), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market's assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements. SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank ("FFCB") consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank ("FHLB"), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others are supported

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by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of FFCB or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA- guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

The Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs. The funds are paid by the Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. GNMA certificates are recorded on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well. When the Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years. During this period of time prior to settlement of the trade, the Fund's segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security. If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on Participation Certificates and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

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FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Association ("SLMA") is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

Non-Government Mortgage-Backed Securities. The Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable and subject to the Fund's restrictions on acquiring illiquid investments.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

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Forward Roll Transactions. A Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold. The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll. For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. Market forces affecting a bank's cost of funds and the rates that borrowers will accept determine the prime rate. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. Repurchase agreements with maturities of more than seven days are considered illiquid for purposes of complying with the Fund's restriction on purchasing illiquid investments. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

The acquisition of a repurchase agreement will be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is collateralized fully and the Adviser, pursuant to its authority as delegated by the Board, has evaluated the seller's creditworthiness. In this regard, the underlying securities must be consistent with the Fund's investment policies and limitations.

The Fund may invest in repurchase agreements without limit. Subject to the conditions of an exemptive order (if any) from the SEC, the Adviser may be able to combine repurchase transactions among one or more Victory Funds into a single transaction.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940

Act. Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

When-Issued Securities. The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that the Fund's

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net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

Delayed-Delivery Transactions. The Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

To-Be-Announced Securities. The Fund may purchase securities that are to-be-announced ("TBA"). The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. In a TBA transaction, a seller generally agrees to deliver a mortgage- backed security meeting certain criteria at a future date. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase TBA securities for speculative purposes, but only in furtherance of its investment objectives.

Forward Transactions. The Fund may invest in securities (including, for example, Government Mortgage-Backed Securities) on a forward basis. When purchasing securities on a forward basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the settlement date, these forward purchases may result in a form of leverage. When forward purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When the Fund has sold a security on a forward basis, it does not participate in further gains or losses with respect to the security. If the other party to a forward transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

When the Fund enters into a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., in the event of a default or a failure to deliver the security). Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle. The Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

International and Foreign Investments

General considerations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the

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settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). An "emerging market" country is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the Fund, but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these

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countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S.

persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Considerations. Because investments in foreign securities usually involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency related instruments, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the

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costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Depositary Receipts. The Fund may invest in sponsored or unsponsored ADRs, European Depositary Receipts ("EDRs"), GDRs, International Depositary Receipts ("IDRs") and other types of depositary receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.

ADRs are depositary receipts which are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid investments.

International and Foreign Debt or Fixed Income Securities

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund).

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment.

In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing the Fund's investments.

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Since most foreign debt securities are not rated, the Fund will invest in those foreign debt securities based on the Adviser's analysis without relying on published ratings. Achievement of the Fund's goals, therefore, may depend more upon the abilities of the Adviser than would otherwise be the case. The value of the foreign debt securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in debt securities are denominated with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign debt securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Brexit

The United Kingdom ("UK") ceased to be a member of the European Union on January 31, 2020 ("Brexit"). During a prescribed period (the "Transition Period"), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the "Agreement"), and on December 30, 2020, the Council of the European Union adopted a decision authorizing the signature of the Agreement and its provisional application for a limited period between January 1, 2021 to February 28, 2021, pending ratification of the Agreement by the European Parliament. The Transition Period ended on December 31, 2020. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK's future economic, trading and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.

The London Interbank Offered Rate ("LIBOR") Transition

Many financial instruments may be tied to LIBOR to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by December 31, 2021. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. The FCA and other regulators have stated that they welcome the LIBOR administrator's action. An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR administrator's consultation also relates to the LIBOR administrator's intention to cease publication of non-U.S. dollar LIBOR after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund's performance or net asset value. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

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Derivatives

The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement, which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. New regulation of derivatives may make them more costly, may inhibit the ability of the Fund to pursue its investment strategy, or may otherwise adversely affect derivatives' liquidity, value or performance.

Forward Contracts. A forward currency exchange contract ("forward contract") involves an obligation to buy or sell a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). The Fund may engage in cross- hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

The Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund's total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis.

Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Hedging the Fund's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund's securities are not denominated.

Futures Contracts. The Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.

Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The CFTC regulates futures exchanges and trading under the Commodity Exchange Act. Pursuant to a claim for exemption filed with the National Futures Association, the Fund is deemed not to be a

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commodity pool or a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as such. In connection with this exemption, the Fund has undertaken to submit to any CFTC special calls for information.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been "sold," or "selling" a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts. When interest rates are expected to fall or market values of portfolio securities are expected to rise, the Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures

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strategies engaged in by the Fund are generally only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts. The Fund may invest in futures contracts, including stock index futures contracts and options on futures contracts, in a manner consistent with its policies for investing in derivative instruments, as established by the Board.

These investments may be made (i) as a substitute for investing directly in securities to keep the Fund fully invested and reduce transaction costs, (ii) for speculative purposes (for example, to generate income), (iii) to hedge, and

(iv)as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. In addition, futures transactions may be limited by the Fund's intention to remain qualified as a regulated investment company under the Code. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the notional value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Options. Options are complex instruments whose value depends on many variables. Options may be listed on a national securities exchange or traded over-the-counter. Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

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Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions which may limit the Fund's ability to realize its profits or limit its losses and adversely affect the performance of the Fund. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option. A seller also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

The Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

The Fund may write (i.e., sell) call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. The Fund also may write

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call options as a partial hedge against a possible stock market decline. In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

The following risks are associated with call writing transactions:

•So long as the Fund remains obligated as a call option writer, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.

•The Fund retains the risk of loss should the value of the underlying security decline.

•Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.

•Call option writing could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

•The Fund may be forced to acquire the underlying security of an uncovered call option transaction at a price in excess of the exercise price of the option, that is, the price at which the Fund has agreed to sell the underlying security to the purchaser of the option.

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option. The Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.

The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets. The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to acquire puts only from dealers, banks and broker- dealers that, in the Adviser's opinion, present minimal credit risks.

The risk of writing put options is that the Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option the Fund has written. In such a case, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of a put option written by the Fund, the Fund is not entitled to the gains in excess of the strike price, if any, on securities underlying the options.

The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

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Credit Default Swap Agreements. In a credit default swap transaction ("CDS"), the "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or the seller in a credit default transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. CDS involve greater risks than if the Fund had invested in the reference obligation directly.

Whether the Fund's use of CDS agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty. The Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use CDS agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of assets determined to be liquid by the Adviser, pursuant to procedures approved by the Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Initial Public Offerings ("IPOs")

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences. As the Fund grows in size, the positive effect of any IPO investments on the Fund may decrease.

Other Investments and Investment Practices

Illiquid Investments. The Fund may not invest more than 15% of its net assets in illiquid investments. Under the Liquidity Rule, the term "illiquid investment" is defined as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the

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Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations,

(2)the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market,

(4)the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Trust has adopted and implemented a written liquidity risk management program, under the supervision of the Board that is reasonably designed to assess and manage liquidity risk.

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Board. If, through a change in values, net assets, or other circumstances, the Fund were to exceed its limitations on investing in illiquid investments, the Fund would consider appropriate actions to protect liquidity.

Master Limited Partnerships. Master Limited Partnerships ("MLPs") are publicly traded limited partnerships that combine the tax benefits of limited partnerships with the liquidity of common stock. MLPs have a partnership structure, with one or more general partners who oversee the business operations and one or more limited partners who contribute capital. MLPs issue investment units that are registered with the SEC and trade freely on a securities exchange or in the over-the-counter market. To be considered an MLP, a firm must earn 90% of its income through activities or interest and dividend payments relating to real estate, natural resources or commodities. To the extent that an MLP's interests are concentrated in a particular industry or sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

As a limited partner in an MLP, the Fund will have limited control of the partnership and limited rights to vote on matters affecting the partnership. While the Fund would not be liable for the debts of an MLP beyond the amounts the Fund has contributed, it will not be shielded from potential liability to the same extent it would be if it were a shareholder of a corporation. In certain circumstances, creditors of an MLP may have the right to seek a return of capital that has been distributed to a limited partner, such as a Fund. This right continues even after the Fund has sold its interest in the MLP. Each Equity Fund may, from time to time, invest in MLPs.

Restricted Securities. Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.

Subject to the limitation on illiquid investments, the Fund may invest in restricted securities without limit.

Participation Interests. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund may invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refund contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When

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required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. The Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily, the Fund may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Pooled Investment Vehicles. The Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and ETFs. Provisions of the 1940 Act may limit the ability of the Fund to invest in certain investment companies or may limit the amount of its assets that the Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, the Fund will bear its ratable share of that investment company's expenses, in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. The Fund would also bear the risk of all of the underlying investments held by the other investment company. An investment company may not achieve its investment objective.

Generally, for investments in other investment companies other than money market funds, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. The Strategic Allocation Fund is subject to these limits with respect to any unaffiliated Underlying Fund in which it may invest. With respect to Victory-Managed Funds, the Strategic Allocation Fund may invest without limit.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either:

(1)the Fund pays no "sales charge" or "service fee" (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee. For purposes of this investment restriction, a "money market fund" is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company's investment adviser performs the duties of the board of directors.

Index (or passive) ETFs are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market generally in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities or commodities specified by the ETF that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Pursuant to orders issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act ("SEC Order"), in addition to procedures approved by the Board, the Fund may invest in such ETFs in excess of the limits set forth

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in Section 12(d)(1), provided that the Fund has disclosed ETF investments in its Prospectus and otherwise complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Unit investment trusts ("UITs") are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. The Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. An index (or passive) ETF does not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the respective index it is designed to track. An index ETF may not match the return of its index for a number of reasons, including that the ETF incurs operating expenses not applicable to the index.

There may be times when the exchange halts trading, in which case the Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares. In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF's or UIT's benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index. There may be times when the market price for an ETF or UIT and its net asset value vary significantly and the Fund may pay more than (premium) or less than (discount) net asset value when buying shares on the secondary market. The market price of an ETF's or UIT's shares includes a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to net asset value and the discount is likely to be greatest when the price of shares is falling fastest.

Other risks associated with ETFs and UITs include the possibility that: (i) an ETF's or UIT's distributions may decline if the issuers of the ETF's or UIT's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Precious Metals and Other Commodities. Investments in precious metal and other commodities or in shares of companies principally engaged in activities related to precious metals or other commodities may be subject to the risk of sharp price volatility and may fluctuate in price significantly over short periods of time due to a variety of global economic, financial, and political factors. These factors include without limitation: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and other commodities industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

Real Estate Investment Trusts ("REITs"). REITs are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on

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the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies, which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free passthrough of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act.

Interfund Borrowing and Lending. Certain Victory Funds have obtained an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the "Interfund Lending Program"). Under the Interfund Lending Program, these Victory Funds may lend or borrow money for temporary purposes directly to or from one another (an "Interfund Loan"), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral,

(c)have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing fund has a secured loan outstanding from any other lender, including but not limited to another fund, the lending fund's Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing fund's total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund's fundamental restrictions or non-fundamental policies.

No fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund's aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. The Fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business days' notice by a lending fund and may be repaid on any day by a borrowing fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending fund and a borrowing fund. However, no

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borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business days' notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another fund. Interfund Loans are subject to the risk that a borrowing fund could be unable to repay the loan when due, and a delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional costs. No fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.

Lending Portfolio Securities. The Fund may from time to time lend securities from their portfolios to broker- dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Fund will not lend portfolio securities to:

(a)any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Fund's adviser or the lending agent has determined are creditworthy under guidelines established by the Fund's Board. Although these loans are fully collateralized, there are risks associated with securities lending. The Fund's performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Fund. The Fund will limit its securities lending to 33- 1/3% of its total assets.

Additional Risk Factors and Special Considerations

New or Smaller Funds. Funds with limited operating history and/or small asset base may involve additional risk. For example, there can be no assurance that a new or smaller fund will grow to or maintain an economically viable size. Should the Fund not grow to or maintain an economically viable size, the Board may determine to liquidate the Fund. Although the interests of shareholders in the Fund are the principal concern of the Board, in the event the Board determines to liquidate the Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

Impact of Activity by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, a fund-of-funds) invests in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Risks Related to Cybersecurity

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of their

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computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Services, Inc. (the "Distributor"), the Fund, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund's ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund's investments to lose value. The Fund may also incur additional costs for cybersecurity risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

Recent Market Conditions and Events

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of the Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of the Fund's investments. An outbreak of infectious disease called COVID-19 has spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of COVID-19 have continued throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. There can be no assurance that market conditions will not worsen in the future. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Fund invests, and on the overall performance of the Fund.

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The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. federal government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by the economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts, or those like them, is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Fund invests, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the "Fed"), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level.

In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in credit markets and the failure of major domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of the Fund's portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of the Fund's investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market's expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which the Fund's service providers rely, and could otherwise disrupt the ability of the Fund's service providers to perform essential tasks. Such impacts could impair the Fund's ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund's service providers, and negatively impact the Fund's performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries ("OPEC") and other oil-producing countries have taken steps aimed at restoring the value of oil, reduced production and continued oil price volatility may adversely impact MLPs, energy infrastructure companies and the financial markets more broadly. Such companies' growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact the Fund's performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.

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Some market participants have expressed concern that passively-managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this or other reasons, the value of the Fund's investments in these securities will also decline.

Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund's sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by the Fund that uses the fund as an investment option for the Fund's uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers' perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES

The Fund's NAV is determined and the shares of the Fund are priced normally as of the valuation time(s) indicated in the Prospectus on each Business Day. A "Business Day" is a day on which the NYSE is open. The NYSE is generally closed in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. In

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addition to closing in observance of the same holidays as the NYSE, the Federal Reserve Bank of Cleveland is also closed on Columbus Day and Veterans Day.

Equity Securities

Each equity security (including ETFs) held by the Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ's Automated Confirmation Transaction ("ACT") System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ's ACT System is valued at the NASDAQ Official Closing Price.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by the Fund are valued at the latest closing NAV of such mutual fund. Shares of any ETFs held by the Fund are valued in the manner described below under "Equity Securities."

Fixed Income Securities

Fixed income securities held by the Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using, among other things, information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Convertible Fixed Income Securities

Convertible fixed income securities are valued in the same manner as any fixed income security. Non-convertible fixed income securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible fixed income securities.

Futures and Options Contracts

For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Fair Value Pricing

Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

If market quotations are not readily available, or (in the Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Adviser learns of and

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believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and the Adviser's Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

Performance Comparisons

The Fund calculates performance in accordance with formulas prescribed by the SEC.

In addition, the Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Thomson Reuters Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund and its classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund's three, five and ten- year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in the Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the Prospectus. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Fund's total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

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From time to time, the yields and the total returns of the Fund or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information is available by calling toll-free 800-539-FUND or at www.VictoryFunds.com.

Investors also may judge, and the Fund may at times advertise, the performance of the Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") and Valuing Portfolio Securities" is subject to change. When the NYSE is closed or when trading is restricted for any

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reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

The Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker's or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker's or other financial services institution's authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, I, R, R6 and Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund's Prospectus) will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset- based sales charge to which these shares may be subject.

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No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under "Rule 12b-1 Distribution and Service Plans." Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Fund's Prospectus. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in the Fund's Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under "Class C and Class R Share Rule 12b-1 Plan." There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of the Fund's Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b- 1 fees described in this SAI under "Rule 12b-1 Distribution and Service Plans." There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of the Fund's Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders, Class C shareholders whose shares are not subject to a CDSC and Class I shareholders may exchange into Class R6 shares of the Fund offering Class R6 shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class I shares. Class I shares are not subject to the Rule 12b-1 fees described in this SAI under "Rule 12b-1 Distribution and Service Plans." There is no automatic conversion feature applicable to Class I shares. Distributions paid to holders of the Fund's Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Victory Fund. Only certain investors are eligible to buy Class I shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under "Rule 12b-1 Distribution and Service Plans." There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of the Fund's Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund's total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest,

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taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fund:

	Initial Sales Charge:	Concession to Dealers:
Amount of Purchase	% of Offering Price	% of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

*There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services). Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required.

In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis.

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These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

As of December 31, 2020, the investment adviser to the Predecessor Fund had arrangements in place with respect to the Fund with the following intermediaries:

Financial Intermediary

[ ]

Sample Calculation of Maximum Offering Price

Class A shares of the Fund are sold with a maximum initial sales charge of 5.75%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

NAV per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per
share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the

Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Redemptions in Kind. Subject to its election under Rule 18f-1 under the 1940 Act, the Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued at the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by the Board, which is comprised of nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees"). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.

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Board Role in Risk Oversight

In considering risks related to the Fund, the Board consults and receives reports from officers of the Fund and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Fund's investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to each of the Compliance Committee and Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Fund resulting from pursuing the Fund's investment strategies (e.g., credit risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee currently oversees 27 portfolios in the Trust, 43 portfolios in Victory Portfolios and 9 portfolios in Victory Variable Insurance Funds, each of which is a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Dave Brown also oversees 47 portfolios in USAA Mutual Funds Trust. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's and Officer's address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Independent Trustees

Name and Age	Position	Date	Principal	Other Directorships
	Held with	Commenced	Occupation	Held During the
	the Trust	Service	During Past 5 Years	Past 5 Years
David Brooks	Trustee	May 2005	Consultant (since	Chairman, Board of
Adcock,			2006).	Trustees, Turner
Born October 1951				Funds (December
2016 -December
2017).
Nigel D.T.	Vice Chair	August 2002	Retired.	Director, TCG BDC
Andrews,	and Trustee			II, Inc. (since 2017)
Born April 1947				Director, TCG BDC
I, Inc. (formerly
Carlyle GMS
Finance, Inc.) (since
2012).
E. Lee Beard*,	Trustee	May 2005	Retired.	None.
Born August 1951
Dennis M. Bushe,	Trustee	July 2016	Retired.	Trustee, RS
Born January 1944				Investment Trust
and RS Variable
Products Trust
(November 2011 -
July 2016).
John L. Kelly,	Trustee	February 2015	Partner, McCarvill	Director, Caledonia
Born April 1953			Capital Partners	Mining Corporation
			(September 2016-	(since May 2012).
September 2017);
Advisor (January
2016-April 2016)
and Managing
48
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Partner (August
2014 -January
2016) Endgate
Commodities LLC.
David L. Meyer*,	Trustee	December 2008	Retired.	None.
Born April 1957
Gloria S. Nelund,	Trustee	July 2016	Chair, CEO, and	TriLinc Global
Born May 1961			Co-Founder of	Impact Fund, LLC
			TriLinc Global,	(since 2012);
			LLC, an investment	Trustee, RS
			firm.	Investment Trust
and RS Variable
Products Trust
(November 2007-
July 2016).
Leigh A. Wilson,	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013),
Born December				Caledonia Mining
1944				Corporation.
Interested Trustee

Name and Age	Position	Date	Principal Occupation	Other
	Held with	Commenced	During Past 5 Years	Directorships
	the Trust	Service		Held During the
Past 5 Years
David C.	Trustee	May 2008	Chairman and Chief Executive	Trustee, USAA
Brown**,			Officer (since 2013), the Adviser;	Mutual Funds
Born May 1972			Chairman and Chief Executive	Trust.
Officer (since 2013), Victory Capital
Holdings, Inc..

*The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

▪David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock's knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

▪Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual's U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of TCG BDC II, Inc. and TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.), each a business development company. The Board believes that his experience in these positions,

ACTIVE 264283945v.8

particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

▪E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard's experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

▪David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an "interested person" of the Trust. Previously, he served as Co-Chief Executive Officer (2011 - 2013), and President — Investments and Operations (2010 - 2011) and Chief Operating Officer (2004 - 2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

▪Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe's experience qualifies him to serve as a Trustee.

▪John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

▪David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division, of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

▪Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.

▪Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum ("MFDF"), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition

ACTIVE 264283945v.8

to these standing Committees, the Board may form temporary Sub- or Special Committees to address particular areas of concern. A Committee may form a Sub-Committee to address particular areas of concern to that Committee.

▪The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Ms. Nelund and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

▪The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Meyer and Ms. Nelund. The Compliance Committee oversees matters related to the Funds' compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust's Chief Compliance Officer.

▪The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard and Mr. Kelly. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

▪The members of the Investment Committee are Mr. Kelly (Chair), Mr. Andrews, Mr. Bushe, and Mr. Wilson. The function of this Committee is to oversee the Fund's compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds' investment advisory agreements.

▪The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Meyer and Ms. Nelund. This Committee oversees the negotiation of the terms of the written agreements with the Funds' service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund's service providers, other than the investment adviser and independent auditors.

▪The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

▪The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

▪The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2020, the Board held seven meetings. The Audit and Risk Oversight Committee held five meetings; the Compliance Committee held four meetings; the Investment Committee held four

ACTIVE 264283945v.8

meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with	Date	Principal Occupation
	the Trust	Commenced	During Past 5 Years
Service
Christopher K. Dyer,	President	February 2006*	Director of Mutual Fund
Born February 1962			Administration, the
Adviser.
Scott A. Stahorsky,	Vice President	December 2014	Manager, Fund
Born July 1969			Administration, the
Adviser.
Erin G. Wagner,	Secretary	December 2014	Deputy General Counsel,
Born February 1974			the Adviser.
Allan Shaer,	Treasurer	May 2017	Senior Vice President,
Born March 1965			Financial Administration,
Citi Fund Services Ohio,
Inc. (since 2016); Vice
President, Mutual Fund
Administration, JP
Morgan Chase (2011-
2016).
Christopher Ponte,	Assistant Treasurer*	December 2017	Manager, Fund
Born March 1984			Administration, the
Adviser (since 2017);
Senior Analyst, Fund
Administration, the
Adviser (prior to 2017);
Principal Financial
Officer, Victory Capital
Services, Inc. (since
2018).
Colin Kinney,	Chief Compliance Officer	July 2017	Chief Compliance Officer
Born October 1973			(since 2013) and Chief
Risk Officer (2009-2017),
the Adviser.
Charles Booth,	Anti-Money Laundering	May 2015	Director, Regulatory
Born April 1960	Compliance Officer and		Administration and CCO
	Identity Theft Officer		Support Services, Citi
Fund Services Ohio, Inc.
Jay G. Baris,	Assistant Secretary	December 1997	Partner, Sidley Austin
Born January 1954			LLP (since April 2020);
Partner, Shearman &
Sterling LLP (January
2018 - April 2020);
52
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Partner, Morrison &

Foerster LLP (2011 –

January 2018).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Trustees' Fund Ownership

Since the Fund had no outstanding shares as of the date of this SAI, no Trustee or officer of the Trust owned any shares of the Fund. The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee as of December 31, 2020. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than funds in the Victory Fund Complex).

Independent Trustees

Aggregate Dollar Range of
	Dollar Range of Beneficial	Ownership of Shares of All Series
Trustee	Ownership of Fund Shares	of the Victory Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Mr. Bushe	None	Over $100,000
Mr. Kelly	None	Over $100,000
Mr. Meyer	None	Over $100,000
Ms. Nelund	None	Over $100,000
Mr. Wilson	None	Over $100,000

Interested Trustee

	Dollar Range of Beneficial	Aggregate Dollar Range of
	Ownership of Fund	Ownership of Shares of All Series
Trustee	Shares	of the Victory Fund Complex
Mr. Brown	None	Over $100,000
Trustees' Compensation

Effective January 1, 2020, the Victory Fund Complex pays each Independent Trustee $330,000 per year for his or her services to the Complex. The Board Chair is paid an additional retainer of $150,000 per year. Prior to that date, the Victory Fund Complex paid each Independent Trustee $312,000 per year for his or her services to the Complex, and the Board Chair was paid an additional retainer of 50% of the base retainer per year. The Board reserves the right to award reasonable compensation to any Interested Trustee. No "interested persons" who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee from the Fund and from the Victory Fund Complex for the fiscal year ended October 31, 2020. As of October 31, 2020, there were 78 funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Total Compensation from the Victory Fund
Trustee	Aggregate Compensation from the Fund	Complex
Mr. Adcock	$	None	$	[	]
Mr. Andrews	$	None	$	[	]
53
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Ms. Beard	$	None	$	[ ]
Mr. Bushe	$	None	$	[ ]
Mr. Kelly	$	None	$	[ ]
Mr. Meyer	$	None	$	[ ]
Ms. Nelund	$	None	$	[ ]
Mr. Wilson	$	None	$	[ ]
Interested Trustee
Total Compensation from
Trustee		Aggregate Compensation from the Fund		the Victory Fund Complex
Mr. Brown*	$	None		$0

*Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the "Plan"). Such amounts are invested in one or more funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee. As of October 31, 2020, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex.

Total Compensation from
Trustee		Aggregate Compensation from the Fund		the Victory Fund Complex
Mr. Adcock	$	None	$	[ ]
Mr. Andrews	$	None	$	[ ]
Mr. Bushe	$	None	$	[ ]

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the "Adviser"), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Fund. The Adviser's principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. Each of the Adviser's multiple investment teams, referred to separately as investment franchises, utilizes its own independent approach to investing. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation. As of December 31, 2020 the Adviser managed assets totaling in excess of $147.2 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The following schedule lists the advisory fee of the Fund, as an annual percentage of its average daily net assets:

Fund	Advisory Fee
Victory THB US Small Opportunities Fund	1.15%

The Advisory Agreement

The Adviser will serve as the Fund's investment adviser pursuant to an advisory agreement dated as of August 1, 2013 (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that it will continue in effect as to the Fund for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the

ACTIVE 264283945v.8

majority of the outstanding shares of the Fund (as defined under "Miscellaneous" below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable at any time on 60 days' written notice without penalty by a vote of the majority of the outstanding shares of the Fund, by vote of the Trustees, or as to all applicable funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Since the Fund has not commenced operations as of the date of this SAI, no fees have been paid by the Fund under the terms of the Advisory Agreement.

Prior to the Reorganization, the Predecessor Fund's investment advisory fee was 1.25%. The advisory fees paid by the Predecessor Fund to the Predecessor Fund's adviser for the last three fiscal years ended October 31 are shown in the tables below.

Predecessor Fund	2020 Fees Paid		2019 Fees Paid		2018 Fees Paid
THB Asset Management MicroCap Fund	$	[ ]	$	[ ]	$	[ ]

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) do not exceed 1.70% and 1.25% of the Fund's Class A and I shares, respectively through at least May 1, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the adviser of the Predecessor Fund prior to the Predecessor Fund's reorganization into the Fund under a separate contractual expense limitation agreement with respect to the Predecessor Fund that permitted recoupment for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Board. The fee and expense table in the Fund's Prospectus provides more details about this arrangement and shows the impact it is expected to have on the Fund's total annual fund operating expenses for the next fiscal year. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for the Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund's Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. Since the Fund has not commenced operations as of the date of this SAI, no fees have been waived.

Manager of Managers Structure

Subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a "manager of managers" structure in the future. In a manager of managers structure, the Adviser implements the Fund's investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers. To the extent that the Fund relies on a manager of managers structure in the future, the Adviser could enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board

ACTIVE 264283945v.8

believe that the selection of the sub-adviser would benefit the Fund and its shareholders. In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm's experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund. The Fund has received an order from the SEC enabling it to adopt a manager of managers structure, and they may rely on that order or any amended or superseding order obtained in the future (together, the "SEC Order").

To the extent the Fund relies on the SEC Order, the Fund and the Adviser will comply with the relevant restrictions and conditions contained in the SEC Order, which are designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

Portfolio Managers

This section includes information about the Fund's portfolio managers, including information concerning other accounts managed, the dollar range of Fund shares owned and compensation.

Other Accounts

The following table lists the number and types of accounts managed by the Fund's portfolio managers as employees of the former investment adviser to the Predecessor Fund and assets under management in those accounts as of October 31, 2020:

	Registered Investment		Pooled Investment Vehicle
	Company Accounts		Accounts		Other Accounts		Total Assets
	Assets		Assets		Assets	Number
	Managed (In	Number of	Managed (In	Number of	Managed (In	of	Managed (In
	Millions)	Accounts	Millions)	Accounts	Millions)	Accounts	Millions)
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Fund Ownership

As of the end of the last completed fiscal year, the portfolio managers of the Fund owned equity securities of the Predecessor Fund in the amount indicated in the table below.

Dollar Range of shares
Beneficially Owned as of
Portfolio Manager	Predecessor Fund		October 31, 2020
[ ]	THB Asset Management MicroCap
	Fund	$	[ ]

Compensation

The Adviser has designed the structure of its portfolio managers' compensation to (1) align portfolio managers' interests with those of the Adviser's clients with an emphasis on long-term, risk-adjusted investment performance,

(2)help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser's overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, "Accounts"). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser's investment franchises may earn incentive compensation based on a percentage of the Adviser's revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each

ACTIVE 264283945v.8

team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team's portfolio managers by establishing a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser's philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager's portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser's portfolio managers may participate in the equity ownership plan of the Adviser's parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager's performance and seniority.

Conflicts of Interest

The Adviser's portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between the Fund and another account, raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital's compliance program will achieve its intended result.

Compliance Services

The Trust and the Adviser are parties to the Agreement to Provide Compliance Services ("Compliance Agreement") pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund complex, in the aggregate, compensate the Adviser for these services.

Since the Fund has not commenced operations as of the date of this SAI, no fees have been paid by the Fund under the terms of the Compliance Agreement.

Administrator and Fund Accountant

Victory Capital will serve as the administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the "Administration and Fund Accounting Agreement"). Citi Fund Services Ohio, Inc. ("Citi") serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the "Sub-Administration and Sub-Fund Accounting Agreement"). As administrator, Victory Capital supervises the Trust's operations, including the services that Citi provides to the Fund as sub-administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.

ACTIVE 264283945v.8

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Fund, the Trust, Victory Portfolios II ("VP II") and Victory Variable Insurance Funds ("VVIF") pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.08% of the first $15 billion in aggregate Trust, VP II and VVIF net assets, plus 0.05% of aggregate Trust, VP II and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund's net income available for distribution to shareholders. In addition, the Trust, VP II and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement, including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust's registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust's other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, the Fund's investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund's service arrangements with financial institutions that make the Fund's shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates the Fund's NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled "Sub-Administrator and Sub-Fund Accountant."

Since the Fund has not commenced operations as of the date of this SAI, no fees have been paid by the Fund under the terms of the Administration and Fund Accounting Agreement.

The Predecessor Fund employed SEI Investments Global Funds Services as its administrator.

The following table reflects the total administration fees by the Predecessor Fund to SEI Investments Global Funds Services for the last three fiscal years ended October 31.

Predecessor Fund	2020 Fees Paid		2019 Fees Paid		2018 Fees Paid
THB Asset Management MicroCap Fund	$	[ ]	$	[ ]	$	[ ]

Sub-Administrator and Sub-Fund Accountant

Citi will serve as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Agreement. Citi will assist in supervising all operations of the Fund (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

ACTIVE 264283945v.8

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP II mutual funds, VVIF and USAA Mutual Funds Trust (the "Victory Mutual Funds"), Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.0110% of the first $50 billion of aggregate net assets of the Victory Mutual Funds; plus 0.01% of the aggregate net assets of the Victory Mutual Funds in excess of $50 billion to $100 billion; plus 0.0085% of the aggregate net assets of the Victory Mutual Funds in excess of $100 billion to $125 billion; plus 0.0065% of the aggregate net assets of the Victory Mutual Funds in excess of $125 billion. Victory Capital also pays Citi a per Fund annual fee for Citi's services in connection with the preparation and filing of Form N-PORT and liquidity risk management services and certain other charges as agreed from time to time. Citi may periodically waive all or a portion of the amount of its fee that is allocated to the Fund in order to increase the net income of the Fund available for distribution to shareholders. In addition, the Victory Mutual Funds reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to the Fund for a period of three years and for consecutive one-year terms thereafter. The Sub-Administration and Sub- Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Fund's shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Fund's performance information; files the Trust's tax returns; supplies individuals to serve as Trust officers; monitors the Fund's status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees' and officers'/errors and omissions insurance policies for the Trust; assists with liquidity risk management services; and assists in the annual audit of the Fund, among other services.

Transfer Agent

FIS Investor Services LLC ("FIS") located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, will serve as transfer agent for the Fund pursuant to a transfer agency agreement. Under its agreement with the Victory Funds, FIS will: (1) issue and redeem shares of the Fund; (2) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties;

(4)maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund's operations.

Custodian

General. Citibank, N.A. ("Citibank" or the "Custodian"), 388 Greenwich St., New York, New York 10013, will serve as the custodian of the Fund's assets pursuant to a Global Custodial Services Agreement dated August 5, 2008, as amended (the "Custody Agreement"). The Custodian's responsibilities are expected to include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also will maintain original entry documents and books of record and general ledgers; post cash receipts and disbursements; and record purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of the Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to a "Foreign Custody Manager" the selection and monitoring of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Board

ACTIVE 264283945v.8

delegated these responsibilities to the Custodian pursuant to the Global Custodial Services Agreement. As Foreign Custody Manager, the Custodian must: (a) determine that the assets of the Fund held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust's foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and

(c)monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country's investment risks, such as (a) the use of compulsory depositories, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions,

(e)regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities.

Line of Credit. The Fund will participate, along with other funds managed by the Adviser, in a short-term, demand note line of credit agreement with Citibank. Under the agreement with Citibank, the Fund will be able to borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of the committed amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund, another series of the Trust, with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each fund that is a party to the agreement pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank whereby Citibank serves as the participating funds' lending agent and facilitates the funds' lending program. Under the terms of the MSLA, each participating fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non- cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The participating funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.

The participating funds pay various fees in connection with the investment of cash collateral. The participating funds pay Citibank fees based on the investment income received from securities lending activities. In its role as securities lending agent, Citibank (1) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (2) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (3) monitors the value of securities on loan and the value of the corresponding collateral, (4) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (5) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (6) performs other necessary services related to the establishment and maintenance of the Fund's securities lending program.

Since the Fund has not commenced operations as of the date of this SAI, no income has been earned (or fees paid).

Distributor

Victory Capital Services, Inc. (the "Distributor"), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, will serve as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

ACTIVE 264283945v.8

Since the Fund has not commenced operations as of the date of this SAI, no fees have been paid to the Distributor by the Fund in connection with the sale of shares of the Fund.

The Predecessor Fund employed SEI Investments Distribution Co. as its distributor.

The following tables reflect the total underwriting commissions earned and the amount of those commissions retained by the SEI Investments Distribution Co. in connection with the sale of shares of the Predecessor Fund for the last three fiscal years ended October 31:

Predecessor Fund

THB Asset Management MicroCap Fund

Predecessor Fund

THB Asset Management MicroCap Fund

Predecessor Fund

THB Asset Management MicroCap Fund

RULE 12b-1 DISTRIBUTION AND SERVICE PLANS

2020
	Total			Underwriting
Commissions			Commissions Retained
$	[	]	$		[ ]
2019
	Total			Underwriting
Commissions			Commissions Retained
$	[	]	$		[ ]
2018
	Total			Underwriting
Commissions			Commissions Retained
$	[	]	$		[ ]

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") on behalf of Class A shares of the Fund. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan. Under the Trust's Class A Rule 12b-1 Plan, Class A shares of the Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing the Fund's Prospectus, SAI and reports to prospective Class A investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges ("CDSCs") received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Fund. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

ACTIVE 264283945v.8

Rule 12b-1 Plan. The amount of the Rule 12b-1 fees payable by Class A shares of the Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor. The Rule 12b-1 Plan obligates the Fund to reimburse the Distributor for such expenses. The fees set forth under the Rule 12b-1 Plan will be paid by the respective share class of the Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Rule 12b-1 Plan was approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board will carefully consider all pertinent factors relating to the implementation of the Plan prior to their approval and will determine that there is a reasonable likelihood that the Plan would benefit the Fund and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder's broker.

Since the Fund has not commenced operations as of the date of this SAI, no fees have been paid under the terms of the Rule 12b-1 Plan.

The following table reflects the aggregate payment of Rule 12b-1 fees to the Predecessor Fund's distributor pursuant to the Predecessor Fund's 12b-1 Plan for the last three fiscal years ended October 31.

12b-1 Fees Paid

Predecessor Fund	2020			2019	2018
THB Asset Management MicroCap Fund	$	[	]	$2,017	$1,958`
12b-1 Fees Retained by the Predecessor Fund's Distributor
Predecessor Fund	2020			2019	2018
THB Asset Management MicroCap Fund	$	[	]	$56	$32

CODES OF ETHICS

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser's Code of Ethics applies to all of the Adviser's directors and officers and employees with investment advisory duties ("Access Personnel") and all of the Adviser's directors, officers and employees ("Supervised Personnel"). The Code of Ethics provides that Access Personnel must refrain from certain trading practices. The Code also requires all Access Personnel (and, in the Adviser's Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the "Proxy Voting Policy"). The Trust's Proxy Voting Policy is designed to:

(1)ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and

(3)provide for the disclosure of the Fund's proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund's proxies in the best interests of the Fund and its shareholders, subject to oversight by the Board.

ACTIVE 264283945v.8

A Summary of the proxy voting policies and procedures for the Adviser is included in Appendix A.

The Trust's Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund's proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended October 31st is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC's website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser will be responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. The Adviser is also expected to be responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser will be able to delegate these responsibilities to a sub-adviser.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter's concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades generally are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Subject to its obligation to seek best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser's investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.

It is the policy of the Adviser to seek the "best execution" of its clients' securities transactions. The Adviser strives to execute each client's securities transactions in such a manner that the client's total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

The Adviser will consider the full range and quality of a broker's services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

ACTIVE 264283945v.8

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Adviser's Head of Capital Markets and client trading, brokerage and soft-dollar performance is performed by the Adviser's Trade Oversight Committee. Quarterly, the Adviser's research analysts and portfolio managers will participate in a broker vote. The Adviser's Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser's clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Fund are made independently from those made for the other funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund. The Adviser may combine transaction orders ("bunching" or "blocking" trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed- income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•Allocation of all orders in a timely and efficient manner.

In some cases, "bunching" or "blocking" trades may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser's policies and procedures including its Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a "first-come, first-served" basis. At times, a rotation system may determine "first-come, first-served" treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Fund, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

ACTIVE 264283945v.8

In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

Since the Fund has not commenced operations as of the date of this SAI, no brokerage commissions have been paid by the Fund.

The table below provides the dollar amount of brokerage commissions paid by the Predecessor Fund for the last three fiscal years ended October 31, [all of which were paid to entities that are not affiliated with the Predecessor Fund, the Predecessor Fund's adviser or the Predecessor Fund's distributor]:

Predecessor Fund	2020		2019	2018
THB Asset Management MicroCap Fund	$	[ ] $	[ ] $	[ ]

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be completed in accordance with procedures approved by the Board. The percentage of trades executed through an affiliated broker-dealer for the Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

[No payments were made to any affiliated brokers by the Predecessor Fund during the last three fiscal years].

Allocation of Brokerage in Connection with Research Services. The Adviser may, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, direct the Fund's brokerage transactions to brokers because of research services provided. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research. [During fiscal year ended October 31, 2020, the Predecessor Fund did not enter into any such transactions].

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information if the Fund held any securities of its regular brokers or dealers (or their parent companies) during the most recent fiscal year.

Since the Fund has not commenced operations as of the date of this SAI, the Fund held no securities of regular broker dealers.

ACTIVE 264283945v.8

[As of fiscal year ended October 31, 2020, the Predecessor Fund held no securities of regular broker dealers.]

Portfolio Turnover

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Fund's' portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for the Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) will generally involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following table shows the portfolio turnover rates for the Predecessor Fund for the last two fiscal years ended October 31:

Predecessor Fund	2020	2019
THB Asset Management MicroCap Fund	62%	31%

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund will ordinarily declare and pay dividends from its net investment income. The Fund expects to declare and pay capital gains quarterly.

The amount of distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES

Information set forth in the Fund's Prospectus that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the

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Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Victory Fund (for purposes of this section, a "Fund") intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and treated as a short-term capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

The following table summarizes the approximate capital loss carryforwards not subject to expiration as of October 31, 2020:

Fund		Short-
	Term Amount		Long-Term Amount	Total
THB Asset Management MicroCap Fund	$	[ ]	$ [ ] $	[ ]

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the "Income Requirement").

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund

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elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or

(3)the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other

ACTIVE 264283945v.8

than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

The Fund may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.

Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and the Fund's investments in such instruments may not be treated as an investment in a "security" for purposes of the asset diversification test.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as "qualified dividend income," in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company's ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

ACTIVE 264283945v.8

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non- periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash- settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long- term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, the Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

ACTIVE 264283945v.8

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and

(4)the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

ACTIVE 264283945v.8

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund's ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non- corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181- day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 50% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the

ACTIVE 264283945v.8

date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex- dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code

Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for "qualified REIT dividends" generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must hold their Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which such Fund shares become ex-dividend with respect to such dividend.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax (with certain limitations).

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in

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January of the following year. In addition, certain other distributions made after the close of the Fund's taxable year may be "spilled back" and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number,

(2)who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or

(3)who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder's U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will generally recognize gain or loss on the sale or redemption of shares of the Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long- term capital loss to the extent of the amount of capital gain dividends received on such shares. For these purposes, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of the Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

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Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and capital gains retained by the Fund.

U.S. withholding tax generally does not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend." The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

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In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under the "Foreign Account Tax Compliance Act" and existing guidance thereunder, commonly known as "FATCA," a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless:

(i)if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Cost Basis Reporting

The Fund is generally required by law to report to shareholders and the IRS on Form 1099-B "cost basis" information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. "Cost basis" is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal

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income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

ADDITIONAL INFORMATION

Description of Shares

The Trust's Second Amended and Restated Trust Instrument dated February 26, 2019 ("Trust Instrument") authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share. The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Trust is currently authorized to offer Class A, C, I, R, R6, Y and Member Class shares of the Fund. The Fund may not offer all such share classes. Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Each share class of the Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) each class of shares may be subject to different (or no) sales loads; (2) each class of shares may bear different (or no) distribution fees; (3) each class of shares may have different shareholder features, such as minimum investment amounts; (4) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares, and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except: (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than one-third of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include:

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(a)reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; and (c) amending the Trust Instrument, provided that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Adviser, or its affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust's Chief Compliance Officer is responsible for monitoring the Fund's compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Fund discloses its complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (October 31st and April 30th, respectively) and are available on the Fund's website, www.VictoryFunds.com. The Fund will file its complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC's website, www.sec.gov.

In addition, the Fund will disclose its complete portfolio holdings as of the quarter-end on the Fund's website no earlier than the 15th day following the end of the calendar quarter. The Fund may also publish other information on

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the Fund's website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policy provides that non-public disclosures of the Fund's portfolio holdings may only be made if: (1) the Fund has a "legitimate business purpose" (as determined by the President of the Trust) for making such disclosure; and (2) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any "affiliated person" of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund's shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust's executive officers, the Fund will periodically disclose non- public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any "affiliated person" of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of
Portfolio Holdings Information
Adviser and Fund Accountant	Victory Capital Management Inc.	Daily.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	Citibank, N.A.	Daily.
Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Financial Data Service	FactSet Research Systems, Inc.	Daily.
Liquidity Risk Management Service	MSCI, Inc.	Daily.
Provider
Independent Registered Public	Cohen & Company, Ltd.	Annual Reporting Period: within 15
Accounting Firm		business days of end of reporting

period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings	Sidley Austin LLP	Up to 30 days before filing with the
on Forms N-CSR and Form N-		SEC.
PORT
Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar
days after the end of the previous
quarter.
Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar
days after the end of the previous
quarter.
79
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Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar
days after the end of the previous
quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Principal Holders of Fund Shares

As of the date of this SAI, no shares of the Fund were outstanding.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying fund; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by the Fund.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm is Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, is the counsel to the Trust.

Financial Statements

The audited financial statements of the Predecessor Fund for the fiscal year ended October 31, 2021 are incorporated by reference herein. [HYPERLINK TO COME]

Miscellaneous

As used in the Prospectus and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with

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generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and the Prospectus describe pertinent information about the Trust and the Fund, neither this SAI nor any Prospectus represents a contract between the Trust or the Fund and any shareholder.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition.

Moody's

Global Long-Term Ratings. Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody's.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

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Moody's encourages market participants to contact Moody's Ratings Desks or visit  www.moodys.com  directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody's global short-term ratings.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody's Speculative Grade Liquidity Ratings are opinions of an issuer's relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer's ability to access committed sources of financing is highly likely based on Moody's evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody's believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody's opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term 'prime' rating scale is applied to U.S. municipal tax- exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality's rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's

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long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer's long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long- term ratings.

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Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

•Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•Nature of and provisions of the obligation, and the promise imputed by Standard & Poor's;

•Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA— An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB— An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB— An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC— An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC— An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

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C — An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor's short-term issue credit ratings.

A-1 — A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C — A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor's Municipal Short-Term Note Ratings.

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

•Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will

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be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' suffix.

Ratings with a 'pi' suffix are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

prelim — Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

•Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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•A preliminary recovery rating may be assigned to an obligation that has a preliminary issue creditrating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A— High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB— Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. "CCC" ratings indicates that default is a real possibility. 'CC' ratings indicates that default of some kind appears probable. 'C' ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

a.the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

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a.the selective payment default on a specific class or currency of debt;

b.the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.execution of a distressed debt exchange on one or more material financial obligations.

D — Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch's two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below 'B'.

NR — A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the

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triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as "Evolving".

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. ("Adviser")

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy ("Policy") that establishes voting guidelines ("Proxy Voting Guidelines") with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser's Proxy Committee ("Proxy Committee") and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust's Proxy Voting Policy and the Adviser's Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser's Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services ("ISS"), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser's Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser's Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Fund or if required by the Board or the Fund's Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•the effect of the proposal on the underlying value of the securities

•the effect on marketability of the securities

•the effect of the proposal on future prospects of the issuer

•the composition and effectiveness of the issuer's board of directors

•the issuer's corporate governance practices

•the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Fund's best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser's policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company's governance practices, and company performance.

•The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

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•The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long- term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•The Adviser will generally vote FOR advisory votes on executive compensation ("say on pay") unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Fund's best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser's interests and those of the Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser's Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

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VICTORY PORTFOLIOS

Part C. Other Information

Item 15. INDEMNIFICATION

The response to this item is incorporated by reference to the response to Item 30 of Part C of Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 2020, accession number 0001683863-20-014120.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS.

1.(a) Certificate of Trust dated December 6, 1995.

(a)(1) Certificate of Amendment dated August 19, 2015 to the Certificate of Trust.

(b)Second Amended and Restated Trust Instrument dated as of February 26, 2019.

2.Bylaws, Amended and Restated as of August 26, 2009.

3.None.

4.Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to the prospectus/proxy statement filed herewith as Part A of this Registration Statement on Form N-14.

5.The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (1)(b) above and in Article IV of the Bylaws referenced in Exhibit (2) above.

6.(a) Investment Advisory Agreement dated as of July 29, 2016 between Registrant and the Adviser.

(a)(1) Schedule A to the Advisory Agreement dated July 29, 2016 between, current as of February 2, 2021. (filed herewith)

7.(a) Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Services, Inc. (a)(1) Schedule I to the Distribution Agreement, as of February 2, 2021. (filed herewith)

8.None

9.(a) Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5,

2008.

(a)(1) Amendment and Joinder to the Master Global Custodial Services Agreement dated July 15, 2016.

(a)(2) Amendment and Joinder to the Master Global Custodial Services Agreement dated August 24, 2016.

(a)(3) Amendment and Joinder to the Master Global Custodial Services Agreement dated February 27, 2017.

(a)(4) Amendment and Joinder to the Master Global Custodial Services Agreement dated March 1, 2019.

(a)(5) Amendment and Joinder to the Master Global Custodial Services Agreement dated July 1, 2019.

(a)(6) Amendment and Joinder to the Master Global Custodial Services Agreement dated February 2, 2021. (to be filed by subsequent post-effective amendment)

10.(a) Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant.

(a)(1) Schedule I to Distribution and Service Plan for Class A Shares, current as of February 2, 2021. (filed herewith)

(b)Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated October 27, 2020.

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(b)(1) Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, current as of February 2, 2021.

(filed herewith)

11(a)	(a)	Opinion and consent of Sidley Austin LLP regarding legality of issuance of shares (to be filed by subsequent post-effective amendment)

(b)Opinion of Morris Nichols Arsht & Tunnell LLP regarding legality of issuance of shares (to be filed by subsequent post-effective amendment)

12.Opinion of Sidley Austin LLP regarding tax matters (to be filed by subsequent post-effective amendment)

13.(a) Expense Limitation Agreement dated as of August 1, 2013 between Registrant and Victory Capital Management Inc.

(a)(1) Schedule A to the Expense Limitation Agreement between Registrant and Victory Capital Management

Inc., as of February 2, 2021. (filed herewith)

14.Consent of Independent Registered Public Accounting Firm (to be filed by subsequent post-effective amendment)

15.None

16.Powers of Attorney of, David Brooks Adcock, Nigel D. T. Andrews, E. Lee Beard, David C. Brown, Dennis Bushe, John L. Kelly, David L. Meyer, Gloria Nelund and Leigh A. Wilson (filed herewith)

17.Form of Proxy Card (filed herewith)

ITEM 17. UNDERTAKINGS.

(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 12th day of February, 2021.

VICTORY PORTFOLIOS

(Registrant)

By: /s/ Christopher K. Dyer

Christopher K. Dyer, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer
Treasurer (Principal Accounting Officer, and Principal

/s/ Allan Shaer

Allan Shaer

*

Leigh A. Wilson

*

David Brooks Adcock

*

Nigel D. T. Andrews

*

E. Lee Beard

*

David C. Brown

*

John L. Kelly

*

David L. Meyer

*By: /s/ Jay G. Baris

Jay G. Baris

Attorney-in-Fact

Financial Officer)

Chairman of the Board and Trustee

Trustee

Trustee

Trustee

Trustee

Trustee

Trustee

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EXHIBIT INDEX
Exhibit Number	Description of Exhibit
6(a)(1)	Schedule A to the Advisory Agreement dated July 29, 2016 between, current as of February 2, 2021.
7(a)(1)	Schedule I to the Distribution Agreement, as of February 2, 2021.
10(a)(1)	Schedule I to Distribution and Service Plan for Class A Shares, current as of February 2, 2021.
10(b)(1)	Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan,
current as of February 2, 2021.
13(a)(1)	Schedule A to the Expense Limitation Agreement between Registrant and
Victory Capital Management Inc., as of February 2, 2021.
16	Powers of Attorney of David Brooks Adcock, Nigel D.T. Andrews, E. Lee
Beard, David C. Brown, Dennis Bushe, John L. Kelly, David L. Meyer,
Gloria Nelund and Leigh A. Wilson
17	Form of Proxy Card

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